EXHIBIT 99.2

Regency Centers Corporation

December 31, 2006

Supplemental Information

Investor Relations

Diane Ortolano

121 W. Forsyth Street, Suite 200

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer focused on grocery-anchored, neighborhood and community retail centers. At December 31, 2006, Regency’s total market capitalization was $7.4 billion.

As of December 31, 2006, the Company owned 405 shopping centers and single tenant properties, including those held in joint ventures. Total gross leasable area (GLA) under management, including tenant-owned square footage was 54 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target that drive traffic into our centers. In addition, 76% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. Intimate knowledge of our customers has allowed for the streamlining and customizing of the leasing process to reduce negotiation and vacancy down time while increasing the percentage of square feet leased to better operators. This quality combination of tenants has enabled occupancy rates to be approximately 95% for the past eight years.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 173 shopping centers, including those currently in-process, representing an investment at completion of approximately $2.7 billion. At the end of the fourth quarter of 2006, Regency had 52 projects under development for an estimated total investment at completion of $1.1 billion. These in-process developments are 43% funded and 76% leased and committed.

Regency engages in a self-funding capital structure for its development program by selling non-strategic operating assets and developments and selling an interest in operating centers and completed developments to joint venture partners, then using these proceeds to fund our new developments and acquisitions. This program has enhanced the Company’s investment grade-rated balance sheet.

Regency has centers located in the top markets in the country and has 20 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit our web site at www.RegencyCenters.com for more information.

The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended December 31, 2006. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Table of Contents

December 31, 2006

Highlights

December 31, 2006

Operating Results

(Wholly-owned and Regency’s pro-rata share of joint ventures)

For the year ended December 31, 2006, same property NOI growth was 3.8%. Operating properties were 95.2% leased. Rent growth was 12.6%.

Operating Results

(Wholly-owned and 100% of joint ventures)

For the year ended December 31, 2006, same property NOI growth was 3.4%. Operating properties were 95.4% leased. Rent growth was 12.5%.

During the year, 7.1 million square feet of GLA was renewed or newly leased through 1,708 leasing transactions.

Financial Results

Funds From Operations for the quarter was $77 million, or $1.10 per diluted share. Net income for the quarter was $61.5 million, or $0.89 per diluted share.

Development Activity

At quarter end, Regency had 52 projects in process for an estimated net development cost of $1.1 billion and an expected return of 9.1%. For more information, please see pages 14-15.

Acquisition & Disposition Activity

During the fourth quarter, Regency:

•	Sold two joint venture operating properties at an average cap rate of 7.9%. Regency’s share of the gross sales price was $5.3 million.

•	Sold three wholly-owned operating properties at a gross sales price of $66.1 million and an average cap rate of 6.5%.

•	Sold four development properties at a gross sales price of $94.2 million and an average cap rate of 6.4%.

•	Purchased one joint venture property at a cost of $11.4 million and a cap rate of 6.6%. Regency’s share of the purchase price was $2.8 million.

For more information on these acquisitions & dispositions, please see pages 11-13.

Summary Financial Information December 31, 2006
	Three Months Ended		Year to Date
	2006	2005	2006	2005
Financial Results

Net Income for common stockholders	$61,460,880	$43,437,488	$198,836,277	$145,903,116
Basic EPS	$0.90	$0.64	$2.91	$2.25
Diluted EPS	$0.89	$0.64	$2.89	$2.23
Diluted EPS per share growth rate	39.1%		29.6%

Funds from Operations for common stockholders	$77,032,393	$64,905,322	$269,959,789	$242,407,622
FFO per share - Basic	$1.11	$0.95	$3.91	$3.69
FFO per share - Diluted	$1.10	$0.94	$3.88	$3.64
Diluted FFO per share growth rate	17.0%		6.6%

Dividends paid per share and unit	$0.595	$0.550	$2.380	$2.200
Payout ratio of Diluted FFO per share	54.1%	58.5%	61.3%	60.4%

Interest Coverage Ratios
Interest only	3.8	3.7	3.6	3.5
Capitalized interest	$7,020,526	$3,512,814	$23,951,975	$12,399,915
Fixed Charge (Regency only)	3.0	3.0	2.9	2.8
Fixed Charge (with pro rata share of joint ventures)	2.6	2.6	2.5	2.5

	12/31/06	YTD Change	12/31/05	12/31/04
Capital Information

Closing common stock price per share	$78.17	$19.22	$58.95	$55.40
Shareholder Return (assumes no reinvestment of dividends)	36.6%

Common Shares and Equivalents Outstanding	69,758,821	540,338	69,218,483	64,297,343

Market equity value of Common and Convertible shares	$5,453,047	1,372,617	$4,080,430	3,562,073
Non-Convertible Preferred Units and shares	325,000	—	325,000	304,000
Outstanding debt (000's)	1,575,385	(38,556)	1,613,942	1,493,090

Total market capitalization (000's)	$7,353,433	1,334,061	$6,019,371	5,359,162
Debt to Total Market Capitalization	21.4%	-5.4%	26.8%	27.9%

Total real estate at cost before depreciation (000's)	$3,901,634	126,201	$3,775,433	3,332,670
Total assets at cost before depreciation (000's)	$4,099,175	102,346	$3,996,828	3,582,433
Debt to Total Assets before Depreciation	38.4%	-1.9%	40.4%	41.7%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	69,017,995	1,051,652	67,966,343	62,808,979
Exchangeable O.P. Units held by minority interests	740,826	(511,314)	1,252,140	1,488,364

Total Common Shares and Equivalents	69,758,821	540,338	69,218,483	64,297,343

Summary Real Estate Information

Decemeber 31, 2006

Wholly-Owned and Regency's Pro-Rata Share of Joint Ventures
	12/31/06	12/31/05
Gross Leasable Area (GLA)	30,378,539	31,170,562
GLA including anchor-owned stores	35,528,178	34,921,594

% leased - Operating and development properties	88.7%	89.5%
% leased - Operating properties only	95.2%	95.2%

Rental rate growth - YTD (1)	12.6%	10.6%
Same property NOI growth - YTD	3.8%	3.1%

Wholly-Owned and 100% of Joint Ventures
	12/31/06	12/31/05
Gross Leasable Area (GLA)	47,187,462	46,243,139
GLA including anchor-owned stores	53,501,601	50,823,337
GLA under development	4,991,716	3,669,226

Number of retail shopping centers	405	393
Number of centers under development (excluding expansions)	47	31
Number of grocery-anchored shopping centers	322	320

% leased - Operating and development properties	91.0%	91.3%
% leased - Operating properties only	95.4%	95.3%

Rental rate growth - YTD (1)	12.5%	11.5%
Same property NOI growth - YTD	3.4%	3.3%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

December 31, 2006, 2005 and 2004

	2006	2005	2004
Assets
Real estate investments at cost:
Operating properties	$2,826,485,380	2,779,571,863	2,721,861,948
Properties in development	615,450,669	413,676,569	426,215,584

	3,441,936,049	3,193,248,432	3,148,077,532
Operating properties held for sale	25,607,741	36,567,246	4,915,797
Less: accumulated depreciation	427,389,404	380,612,771	338,609,332

	3,040,154,386	2,849,202,907	2,814,383,997
Investments in real estate partnerships	434,089,822	545,617,124	179,676,785

Net real estate investments	3,474,244,208	3,394,820,031	2,994,060,782
Cash and cash equivalents	39,088,912	42,458,314	95,319,520
Notes receivable	19,988,087	46,472,575	25,646,378
Tenant receivables, net of allowance for uncollectible accounts	62,118,983	56,877,770	60,911,287
Deferred costs, less accumulated amortization	40,989,102	41,656,834	41,002,475
Acquired lease intangible assets, net	12,315,042	10,181,568	14,172,159
Other assets	23,040,830	23,748,340	12,711,027

	$3,671,785,164	3,616,215,432	3,243,823,628

Liabilities and Stockholders' Equity
Notes payable	$1,454,385,498	1,451,941,831	1,293,089,505
Unsecured line of credit	121,000,000	162,000,000	200,000,000

Total notes payable	1,575,385,498	1,613,941,831	1,493,089,505

Tenants' security and escrow deposits	10,517,225	10,276,317	10,048,790
Acquired lease intangible liabilities, net	7,729,080	4,207,138	5,161,102
Accounts payable and other liabilities	140,940,055	110,800,014	102,443,550

Total liabilities	1,734,571,858	1,739,225,300	1,610,742,947

Preferred units	49,157,977	49,157,977	101,761,596
Exchangeable operating partnership units	16,941,350	27,918,461	30,775,253
Limited partners' interest in consolidated partnerships	17,797,344	11,088,193	1,827,202

Total minority interests	83,896,671	88,164,631	134,364,051

Stockholders' Equity
Preferred stock	275,000,000	275,000,000	200,000,000
Common stock, $. 01 par	744,318	732,635	679,704
Additional paid in capital, net of treasury stock	1,632,787,270	1,602,206,748	1,382,897,695
Accumulated other comprehensive (loss) income	(13,317,497)	(11,692,345)	(5,290,997)
Distributions in excess of net income	(41,897,456)	(77,421,537)	(79,569,772)

Total stockholders' equity	1,853,316,635	1,788,825,501	1,498,716,630

	$3,671,785,164	3,616,215,432	3,243,823,628

	2006	2005	2004
Ratios
Debt to real estate assets, before depreciation	40.4%	42.7%	44.8%
Debt to total assets, before depreciation	38.4%	40.4%	41.7%
Debt to total assets, before depreciation and including prorata share of JV's	45.8%	48.9%	44.0%
Debt + preferreds to total assets, before deprec. and incl. prorata share of JV's	52.6%	55.5%	52.0%
Unsecured assets to total real estate assets (wholly-owned only)	83.5%	82.1%	78.6%
Unsecured NOI to total NOI (wholly-owned only)	83.1%	82.2%	80.7%

Consolidated Statements of Operations For the Periods Ended December 31, 2006 and 2005 (Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)
	Three Months Ended		Year to Date
	2006	2005	2006	2005
Real Estate Revenues:
Minimum rent	$77,614,925	74,677,475	$305,259,404	298,158,858
Percentage rent	2,536,375	2,902,654	4,524,741	4,581,824
Recoveries from tenants	22,060,162	19,869,178	79,098,563	77,751,650
Other income	2,702,822	1,655,365	11,709,251	7,821,621

	104,914,284	99,104,672	400,591,959	388,313,953

Real Estate Operating Expenses:
Operating and maintenance	15,462,109	13,861,534	53,878,210	54,965,257
Real estate taxes	11,786,202	11,243,799	45,036,497	42,692,624

	27,248,311	25,105,333	98,914,707	97,657,881

Net operating income	77,665,973	73,999,339	301,677,252	290,656,072

Equity in Income of Unconsolidated Partnerships
Operating income (loss) income including gains on sale of land	683,006	(3,967,787)	851,959	(4,356,470)
Gain on sale of operating properties	901,839	1,675,555	1,728,217	1,448,052

	1,584,845	(2,292,232)	2,580,176	(2,908,418)

Fees, Development and Outparcel Gains:
Asset management fees	1,882,630	1,376,603	6,026,207	5,105,780
Property management fees	3,343,972	2,189,073	11,070,782	7,495,759
Transaction and other fees	1,393,326	535,338	12,550,060	14,470,880
Tenant representation and other commissions	456,361	425,114	2,157,624	946,741
Development gains	27,559,108	10,326,397	38,978,070	32,145,799
Gain on sale of outparcels	1,313,500	2,521,962	20,191,605	8,689,758
Provision for income tax (expense)	(6,437,378)	(108,291)	(6,527,444)	(3,206,359)

	29,511,519	17,266,196	84,446,904	65,648,358

Other Operating Expense (Income):
General and administrative	13,097,080	10,611,633	45,495,194	37,814,556
Franchise taxes	205,027	11,245	1,790,516	352,416
Depreciation and amortization (including FF&E)	22,261,069	20,834,484	87,413,180	84,448,935
Interest expense, net	21,596,218	22,160,661	81,531,925	88,964,516
Gain on sale of operating properties	(16,491,012)	(15,434,105)	(58,001,519)	(33,033,634)
Provision for loss on operating properties	—	550,000	500,000	550,000

	40,668,382	38,733,918	158,729,296	179,096,789

Minority Interests
Preferred unit distributions	931,248	931,251	3,724,992	8,105,135
Exchangeable operating partnership units	711,163	891,383	2,875,808	3,283,795
Limited partners' interest in consolidated partnerships	71,833	60,473	4,862,799	263,257

Net income	66,379,711	48,356,278	218,511,437	162,647,036

Preferred stock dividends	4,918,831	4,918,790	19,675,160	16,743,920

Net income for common stockholders	$61,460,880	43,437,488	$198,836,277	145,903,116

These Consolidated Statements of Operations are presented in a format not in accordance with GAAP. The statements do not reflect the operations related to sales of real estate being segregated as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Company believes that the presentation is useful to readers of its supplemental report who wish to understand the details of its operations without reclassifying the sale of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations and Other Information

For the Periods Ended December 31, 2006 and 2005

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Funds From Operations Reconciliation:

Net income for common stockholders	$61,460,880	43,437,488	$198,836,277	145,903,116
Add (Less):
Depreciation expense - consolidated properties	18,628,540	17,532,443	73,450,021	70,874,287
Depreciation and amortizaton expense - uncons properties	10,787,702	17,317,340	43,415,510	45,255,864
Consolidated JV partners' share of depreciation	(20,568)	(47,791)	(239,076)	(208,653)
Amortization of leasing commissions and intangibles	2,857,526	2,884,119	11,350,984	11,780,899
Gain on sale of operating properties, including JV's	(17,392,850)	(17,109,660)	(59,729,735)	(34,481,686)
Minority interest of exchangeable partnership units	711,163	891,383	2,875,808	3,283,795

Funds From Operations	$77,032,393	64,905,322	$269,959,789	242,407,622

FFO Per Share Reconciliation (Diluted):

Net income for common stockholders	$0.89	0.64	$2.89	2.23
Add (Less):
Depreciation expense - consolidated properties	0.27	0.25	1.07	1.07
Depreciation and amortizaton expense - uncons properties	0.15	0.25	0.62	0.68
Amortization of leasing commissions and intangibles	0.04	0.04	0.16	0.18
Gain on sale of operating properties	(0.25)	(0.25)	(0.86)	(0.52)

Funds From Operations	$1.10	0.94	$3.88	3.64

Additional Disclosures:

Straight-line rental income	$1,284,037	1,081,981	$4,149,768	3,702,238
Above- and below- market rent amortization	392,381	238,491	1,387,009	953,964
Pro-rata share of JV straight-line rental income	580,241	687,460	2,069,646	2,230,528
Pro-rata share of JV above- and below- mkt rent amortization	1,045,135	1,078,193	2,971,854	3,113,816
Provision for loss on sale of operating properties	0	550,000	500,000	550,000
Debt premium amortization income	184,497	196,857	758,581	861,410
Stock based compensation expense	2,412,877	2,344,381	9,041,807	9,377,522

Capital Expenditures (non-revenue enhancing only):

Leasing commissions - consolidated properties	$1,834,740	1,412,830	$6,866,610	6,490,045
Tenant improvements - consolidated properties	1,156,072	1,422,043	3,857,759	4,491,222
Building improvements - consolidated properties	4,536,447	4,727,996	10,153,860	9,893,592
Pro-rata share of unconsolidated leasing commissions	366,092	117,391	1,699,825	410,685
Pro-rata share of unconsolidated tenant improvements	165,832	32,901	537,112	146,510
Pro-rata share of unconsolidated building improvements	907,621	404,191	2,010,039	556,204

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary along with significant non-recurring events.

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended December 31, 2006 and 2005

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Revenues:
Minimum rent	$76,023,444	70,224,665	$295,390,684	273,405,634
Percentage rent	2,526,657	2,716,718	4,428,181	4,363,665
Recoveries from tenants and other income	23,836,507	19,865,934	86,134,553	77,756,123
Management fees and commissions	7,076,289	4,526,128	31,804,673	28,019,160
Equity in income (loss) of investments in real estate partnerships	1,584,845	(2,292,232)	2,580,176	(2,908,418)

Total revenues	111,047,742	95,041,213	420,338,267	380,636,164

Operating Expenses:
Depreciation and amortization	21,892,578	19,721,438	84,693,622	76,924,846
Operating and maintenance	15,008,800	12,820,717	51,579,987	49,500,856
General and administrative	13,097,080	10,611,633	45,495,194	37,814,556
Real estate taxes	11,426,114	10,443,414	42,824,840	38,561,510
Other operating expense	11,362,828	591,219	15,927,733	2,757,865

Total operating expenses	72,787,400	54,188,421	240,521,376	205,559,633

Other Expense (Income):
Interest expense, net of interest income	20,493,367	21,892,628	79,690,001	86,529,756
Gain on sale of properties	(24,912,999)	(5,080,217)	(65,599,532)	(18,970,496)

Total other expense (income)	(4,419,632)	16,812,411	14,090,469	67,559,260

Income before minority interests	42,679,974	24,040,381	165,726,422	107,517,271

Minority interest of preferred units	(931,248)	(931,251)	(3,724,992)	(8,105,135)
Minority interest of exchangeable operating partnership units	(374,008)	(401,851)	(1,993,837)	(1,962,171)
Minority interest of limited partners	(71,833)	(60,473)	(4,862,799)	(263,257)

Income from continuing operations	41,302,885	22,646,806	155,144,794	97,186,708

Discontinued Operations:
Operating income from discontinued operations	172,595	2,410,189	4,999,294	12,220,379
Gain on sale of properties	24,904,231	23,299,283	58,367,349	53,239,949

Income from discontinued operations	25,076,826	25,709,472	63,366,643	65,460,328

Net income	66,379,711	48,356,278	218,511,437	162,647,036

Preferred stock dividends	(4,918,831)	(4,918,790)	(19,675,160)	(16,743,920)

Net income for common stockholders	$61,460,880	43,437,488	$198,836,277	145,903,116

Summary of Consolidated Debt

December 31, 2006

	12/31/06	12/31/05
Total Debt Outstanding:
Mortgage loans payable:
Fixed rate secured loans	$186,896,641	175,402,454
Variable rate secured loans	68,661,970	77,906,349
Unsecured debt offering fixed rate	1,198,826,887	1,198,633,028
Unsecured line of credit variable rate	121,000,000	162,000,000

Total	$1,575,385,498	1,613,941,831

	Scheduled Amortization	Unsecured Line of Credit	Term Maturities	Total
Schedule of Maturities by Year:
2007	$3,505,151	121,000,000	92,134,399	216,639,550
2008	3,352,244	—	19,617,590	22,969,834
2009	3,351,522	—	53,088,659	56,440,181
2010	3,189,989	—	177,207,576	180,397,565
2011	3,190,683	—	251,123,317	254,314,000
2012	3,414,380	—	249,812,500	253,226,880
2013	2,656,865	—	16,684,437	19,341,302
2014	1,557,348	—	158,272,259	159,829,607
2015	882,200	—	400,352,307	401,234,507
2016	178,800	—	—	178,800
>10 years	74,500	—	9,170,207	9,244,707
Net unamortized debt premiums	—	—	1,568,565	1,568,565

	$25,353,682	121,000,000	1,429,031,816	1,575,385,498

	12/31/06	12/31/05
Percentage of Total Debt:
Fixed	87.96%	85.14%
Variable	12.04%	14.86%
Current Average Interest Rates:(1)
Fixed	6.53%	6.61%
Variable	5.88%	4.81%
Effective Interest Rate	6.45%	6.34%
Average Maturity Date:
Fixed	October 28, 2012	August 22, 2012
Variable	May 16, 2007	May 3, 2007

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Summary of Consolidated Debt

December 31, 2006

Lender	Secured Property	Rate	Maturity	12/31/06	12/31/05
Fixed Rate Loans:
Principal Mutual Life Insurance Co.	Briarcliff Village	7.040%	02/15/06	$—	11,811,903
Teachers Ins & Annuity of America	Statler Square	8.110%	05/01/06	—	4,704,774
Teachers Ins & Annuity of America	Northgate Plaza/Maxtown	7.050%	08/01/06	—	4,557,887
Teachers Ins & Annuity of America	Kernersville Plaza	8.730%	04/01/07	4,424,836	4,556,710
Teachers Ins & Annuity of America	Maynard Crossing	8.735%	04/01/07	9,931,034	10,226,868
Principal Mutual Life Insurance Co.	Shoppes at Mason	7.240%	12/10/07	3,599,619	3,721,384
Principal Mutual Life Insurance Co.	Lake Pine Plaza	7.240%	12/10/07	5,516,940	5,685,091
Northwestern Mutual Life Insurance Co.	Sterling Ridge	6.640%	07/01/08	10,260,062	10,419,561
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	9,733,371	9,925,424
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,521,405	3,710,503
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	10,096,606	10,217,577
Debt Offering	Unsecured	8.450%	09/01/10	149,900,488	149,873,332
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,663,574	5,786,247
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,574,351	2,630,112
Debt Offering	Unsecured	7.950%	01/15/11	219,876,332	219,847,076
Wachovia Bank	Market at Opitz Crossing	7.300%	03/01/11	12,053,230	12,207,935
Debt Offering	Unsecured	7.250%	12/12/11	19,937,520	19,925,016
Debt Offering	Unsecured	6.750%	01/15/12	249,812,500	249,775,000
Prudential Mortgage Capital Co.	Tall Oaks Village Center	7.600%	05/01/12	—	6,201,410
WMF Capital Corp	Gateway Shopping Center	7.110%	05/01/13	21,427,100	22,042,537
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	6,103,099	6,558,606
Debt Offering	Unsecured	4.950%	04/15/14	149,724,862	149,686,912
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	9,341,372	9,626,207
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	01/01/15	8,647,053	8,835,591
United of Omaha Life Insurance Co.	Fleming Island	7.400%	03/05/15	2,288,178	2,485,035
Greenwich Capital Financial Products, Inc.	Twin City Plaza	5.650%	04/06/15	44,000,000	—
Debt Offering	Unsecured	5.250%	08/01/15	349,575,185	349,525,692
Municipal Tax Bonds Payable	Friar's Mission	7.600%	09/02/15	949,485	1,019,869
Aid Association of Lutherans	Woodman Van-Nuys	8.800%	09/15/15	4,218,054	4,524,979
Jefferson Pilot	Peartree Village	8.400%	06/01/17	10,978,707	11,274,611
Net unamortized premiums on assumed debt of acquired properties				1,568,565	2,671,633

Total Fixed Rate Debt				$1,385,723,528	1,374,035,482

Variable Rate Loans:
Wells Fargo Bank	$500 Million Line of Credit	LIBOR + 0.75%	03/25/07	$121,000,000	162,000,000
First Star Bank	Hampstead Village	LIBOR + 1.35%	05/01/07	6,161,970	6,968,149
Wells Fargo Bank	$35 Million (Various properties)	LIBOR + 0.90%	07/13/07	35,000,000	35,000,000
Commerz Bank	Anthem Marketplace	LIBOR + 1.30%	10/27/07	14,869,966	14,869,966
Commerz Bank	The Shops	LIBOR + 1.30%	10/27/07	4,713,791	4,713,791
Commerz Bank	The Shops of Santa Barbara	LIBOR + 1.30%	10/27/07	7,916,243	7,916,243
AmSouth	Trace Crossing	LIBOR + 1.50%	11/05/07	—	8,438,200

Total Variable Rate Debt				$189,661,970	239,906,349

Total				$1,575,385,498	1,613,941,831

Summary of Preferred Units and Stock

December 31, 2006

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date (1)	Par Value	Current Balance	Issuance Costs
Preferred Units:
Series D	7.45%	9/29/1999	9/29/2009	1/1/2016	$50,000,000	49,157,977	842,023
Preferred Stock:
Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

December 31, 2006

Date	Property Name	JV	City/State	Total GLA	Purchase Price	Regency’s Share	Yield	Anchor Tenant
Consolidated:
Apr-06	Twin City Plaza		Boston, MA	281,742	$63,100,000	$63,100,000	6.20%	Shaw's, Marshalls

				281,742	$63,100,000	$63,100,000	6.20%

Unconsolidated:
Mar-06	Apple Valley Square	CalSTRS	Minneapolis, MN	184,841	$25,950,000	$6,487,500	6.43%	Rainbow Foods
Jul-06	Merchants Crossing	Macquarie	Englewood, FL	213,730	$25,000,000	$6,250,000	7.36%	Publix, Walgreens
Aug-06	Sutton Square	Oregon	Raleigh, NC	101,846	$20,000,000	$4,000,000	6.45%	Harris Teeter
Sep-06	Kleinwood Center	MCW III	Spring, TX	155,463	$32,541,067	$8,118,996	6.79%	H.E.B.
Sep-06	Murray Landing	MCW III	Irmo, SC	64,359	$9,771,264	$2,437,930	6.79%	Publix
Sep-06	Vineyard Shopping Center	MCW III	Tallahassee, FL	62,821	$10,225,597	$2,551,286	6.79%	Publix
Sep-06	Main Street Center	MCW II	Frisco, TX	42,754	$9,900,000	$2,470,050	6.79%	Albertsons
Sep-06	Lorton Station Marketplace	Oregon	Lorton, VA	171,527	$65,000,000	$13,000,000	6.88%	Shoppers Food
	and Lorton Station Town Center(1)
Sep-06	Speedway Plaza	Oregon	Westborough, MA	185,279	$22,000,000	$4,400,000	7.75%	Stop & Shop
Dec-06	Shops at The Columbia	CalSTRS	Washington D.C.	22,824	$11,375,000	$2,843,750	6.56%	Trader Joe's
Dec-06	Falcon Ridge Town Center	RRP	Fontana, CA	232,754	$62,381,000	$16,718,108	6.25%	Stater Bros.
Dec-06	Indian Springs Market Center	RRP	Fairfield Township, OH	145,658	$10,175,000	$2,726,900	7.00%	Kohl's

				1,583,856	$304,318,928	$72,004,521	6.74%

	Total Acquisitions			1,865,598	$367,418,928	$135,104,521	6.49%

Regency Retail Partners - Regency owns 27%

CalSTRS - Regency owns 25%

Macquarie - Regency owns 25%

MCW II - Regency owns 24.95%

MCW III - Regency owns 24.95%

Oregon - Regency owns 20%

(1)	Lorton includes $9.9 million of development costs.

Operating Property Dispositions

December 31, 2006

						Regency's
					Sales	Share of
Date	Property Name	JV	City/State	GLA	Price	Sales Price	Cap Rate	Anchor Tenant
Partial Sale of Joint Venture Interest:
Jan-06	Macquarie II joint venture (see note below)				$270,000,000	$270,000,000	6.16%	N/A

Consolidated:
Feb-06	Union Square		Charlotte, NC	97,191	$9,750,000	$9,750,000	8.01%	Harris Teeter
Feb-06	University Collection		Tampa, FL	106,899	$23,050,000	$23,050,000	6.98%	Kash n' Karry -NAP
Feb-06	Palm Trails		Deerfield, FL	76,067	$9,150,000	$9,150,000	8.01%	Winn Dixie
Mar-06	South Point		Everett, WA	190,378	$30,000,000	$30,000,000	6.38%	Cost Cutters
Aug-06	Worthington Park		Worthington, OH	93,095	$10,750,000	$10,750,000	7.10%	Kroger
Nov-06	Ocean Breeze Plaza		Stuart, FL	108,209	$12,800,000	$12,800,000	6.52%	Publix
Dec-06	Casa Linda Plaza		Dallas, TX	324,640	$42,400,000	$42,400,000	6.41%	Albertsons
Dec-06	Tall Oaks		Reston, VA	71,953	$10,850,000	$10,850,000	6.95%	Giant

				1,068,432	$148,750,000	$148,750,000	6.80%

Unconsolidated:
Feb-06	Colonial Square	MCW II	York, PA	28,640	$3,815,000	$951,843	9.70%	N/A
Feb-06	Mallard Creek	MCW II	Chicago, IL	143,576	$18,000,000	$4,491,000	8.56%	Dominick's
Mar-06	Killian Hill	Macquarie	Atlanta, GA	113,216	$18,200,000	$4,550,000	6.86%	Publix
Mar-06	Cudahy Center	MCW II	Cudahy, WI	103,254	$4,270,000	$1,065,365	9.77%	Pic 'N' Save
Apr-06	Clinton Square	MCW II	Clinton, MD	18,961	$2,200,000	$548,900	10.31%	N/A
Apr-06	Rosecroft	MCW II	Temple Hills, MD	119,010	$5,500,000	$1,372,250	10.13%	N/A
Aug-06	Penn Station	MCW II	District Heights, MD	244,959	$44,266,000	$11,044,367	6.95%	N/A
Sep-06	Lake Forest Village	MCW II	Lake Forest, CA	119,741	$32,825,000	$8,189,838	6.24%	Albertsons
Oct-06	Westheimer Marketplace	MCW II	Houston , TX	135,936	$11,500,000	$2,869,250	8.05%	Randalls
Nov-06	Hebron Parkway Plaza	Macquarie	Dallas, TX	46,800	$9,750,000	$2,437,500	7.72%	Albertsons - NAP

				1,074,093	$150,326,000	$37,520,312	7.43%

Total Dispositions				2,142,525	$569,076,000	$456,270,312	6.47%

Macquarie—Regency owns 25%

MCW II—Regency owns 24.95%

Note: Effective January 1, 2006, Macquarie CountryWide Trust of Australia (MCW) purchased an additional 10.05% interest in Macquarie II, which reduced Regency's ownership in Macquarie II from 35% to 24.95%. MCW's purchase price for the 10.05% interest was $270 million and is on the same terms as the original purchase agreement related to the $2.7 billion acquisition of the First Washington Portfolio that closed in June 2005.

Development Sales

December 31, 2006

Date	Property Name	JV	City/State	GLA	Sales Price	Regency's Share of Sales Price	Regency's Average Cap Rate	Anchor Tenant
Sales to Joint Ventures:
Sep-06	Kleinwood Center	MCW III	Spring, TX	155,463	$32,541,067	$24,422,071	6.79%	H.E.B.
Sep-06	Murray Landing	MCW III	Irmo, SC	64,359	9,771,264	7,333,334	6.79%	Publix
Sep-06	Vineyard Shopping Center	MCW III	Tallahassee, FL	62,821	10,225,597	7,674,311	6.79%	Publix
Sep-06	Main Street Center	MCW II	Frisco, TX	42,754	9,900,000	7,429,950	6.79%	Albertsons
Dec-06	Falcon Ridge Town Center	RRP	Fontana, CA	232,754	62,381,000	45,662,892	6.25%	Stater Bros.
Dec-06	Indian Springs Market Center	RRP	Fairfield Township, OH	145,658	10,175,000	7,448,100	7.00%	Kohl's

				703,809	$134,993,928	$99,970,657	6.56%

Sales to Third Parties:
Jun-06	Longmont		Longmont, CO	97,900	$9,180,000	$9,180,000	6.10%	JCPenney
Oct-06	Trace Crossing		Birmingham, AL	74,131	$11,750,000	$11,750,000	6.80%	Publix
Nov-06	New Windsor		Greeley, CO	95,877	$9,900,000	$9,900,000	6.10%	King Soopers

				267,908	$30,830,000	$30,830,000	6.37%

Total Development Sales				971,717	$165,823,928	$130,800,657	6.51%

Regency Retail Partners - Regency owns 27%

Macquarie - Regency owns 25%

MCW II - Regency owns 24.95%

MCW III - Regency owns 24.95%

Note: See the acquisitions page for additional information on sales to joint ventures.

In-Process Developments

December 31, 2006

Project Name	State	MSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete (1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Alameda Bridgeside Shopping Center	CA	Oakland	Nob Hill	03/01/07	$29,463,734	$33,882,641	$3,332,292	8.02%	8.02%	105,118	81%	106,118	81%
Applegate Ranch Shopping Center	CA	Merced	Target	03/01/08	43,450,071	67,930,582	61,894,635	9.28%	9.28%	179,450	0%	499,142	36%
Bear Creek Phase II	CA	Riverside - San Bernardino	N/A	02/01/08	7,827,542	7,977,542	6,130,492	7.22%	7.22%	23,001	80%	23,001	80%
Clayton Valley Shopping Center	CA	Oakland	N/A	10/01/08	61,089,494	61,157,909	20,232,004	9.13%	9.13%	275,785	62%	275,785	62%
Clovis	CA	Clovis - Fresno	PetSmart, Target	03/01/06	43,214,106	53,048,966	10,926,638	9.13%	8.27%	182,185	77%	327,838	87%
Golden Hills Promenade	CA	San Luis Obispo - Atascadero	Lowe's	01/01/08	34,145,356	38,659,356	30,043,455	10.74%	9.27%	291,732	58%	291,732	58%
Indio Towne Center	CA	Riverside - San Bernardino	WinCo Foods	03/01/08	63,262,342	92,735,608	65,935,455	9.49%	9.49%	295,194	2%	633,591	38%
Plaza Rio Vista	CA	Riverside - San Bernardino	Stater Bros.	12/01/07	19,900,629	20,531,741	15,239,486	9.23%	8.40%	88,760	54%	88,760	54%
Shops At Santa Barbara	CA	Santa Barbara	Whole Foods	03/01/09	38,115,854	44,959,096	26,296,953	7.89%	7.89%	69,354	94%	69,354	94%
Soquel Canyon Crossing	CA	Riverside - San Bernardino	Rite Aid	02/01/07	9,068,443	9,575,216	5,781,342	10.22%	10.22%	38,926	90%	38,926	90%
Vine at Castaic	CA	Los Angeles - Long Beach	N/A	05/01/07	10,576,647	11,945,147	6,856,381	9.15%	8.21%	30,268	45%	33,636	40%
Vista Village IV	CA	San Diego	Krikorian Theaters	11/01/06	4,737,269	6,537,816	2,215,641	7.86%	7.86%	11,000	55%	17,234	71%
Falcon Highlands Marketplace	CO	Colorado Springs	Wal-Mart	09/01/07	4,147,033	11,023,477	3,742,921	11.17%	11.17%	22,920	12%	207,225	90%
Loveland Shopping Center	CO	Fort Collins - Loveland	Gold's Gym	12/01/06	7,189,632	7,234,632	1,384,388	10.26%	10.26%	93,142	45%	93,142	45%
Marketplace at Briargate	CO	Colorado Springs	King Soopers	05/01/07	4,901,959	9,973,373	4,763,725	13.17%	13.17%	29,075	13%	95,075	73%
First Street Village	FL	Ft. Myers	Publix	11/01/07	19,743,198	24,815,785	18,093,238	9.28%	9.28%	91,860	43%	91,860	43%
Hibernia Plaza (NE and SE Corners)	FL	Jacksonville	Publix, Walgreens	05/01/08	11,020,994	15,955,712	10,535,420	9.02%	9.02%	59,103	66%	73,923	73%
Oakleaf Plaza	FL	Jacksonville	Publix	09/01/07	10,708,017	18,723,116	12,745,522	10.61%	10.61%	73,719	62%	88,539	52%
Shops at Johns Creek	FL	Jacksonville	N/A	11/01/05	2,953,579	3,708,579	68,840	10.54%	10.54%	15,490	90%	15,490	90%
Chapel Hill	GA	Atlanta	Kohl's	12/01/07	9,915,453	15,030,137	4,998,889	8.55%	8.55%	55,400	6%	178,113	71%
Airport Crossing	IN	Chicago	Kohl's	02/01/08	4,154,616	7,860,602	5,960,091	10.01%	8.84%	11,921	0%	101,832	88%
Augusta Center	IN	Chicago	Menards	07/01/07	8,641,820	8,784,986	3,276,172	10.06%	8.67%	14,537	20%	228,525	95%
Shops at Saugus	MA	Boston	La-Z-Boy	03/01/08	34,281,319	34,281,319	24,756,886	8.42%	8.17%	101,117	21%	101,117	21%
Village at Lee Airport	MD	Baltimore	Giant	05/01/08	24,914,227	25,084,227	23,447,124	9.84%	9.52%	129,940	67%	204,940	42%
State Street Crossing	MI	Detroit	Wal-Mart	02/01/08	8,093,003	8,998,003	5,592,783	9.83%	9.83%	21,004	0%	168,495	88%
Middle Creek Commons	NC	Raleigh	Lowes Foods	11/01/07	12,927,204	12,927,204	10,620,657	9.76%	9.76%	74,098	67%	74,098	67%
Merrimack Shopping Center	NH	Boston	Shaw's	05/01/06	13,557,341	13,700,906	1,831,119	8.02%	8.02%	91,692	69%	91,692	69%
Anthem Highland	NV	Las Vegas	Albertsons	12/01/06	20,485,178	23,952,656	6,033,620	12.05%	9.90%	119,313	87%	125,313	88%
Red Bank	OH	Cincinnati	Wal-Mart	05/01/08	17,703,976	28,705,667	16,857,356	9.57%	9.57%	233,084	87%	233,084	87%
Regency Commons	OH	Cincinnati	N/A	06/01/05	7,486,167	7,524,871	350,733	9.67%	9.67%	30,770	63%	30,770	63%
Wadsworth Crossing	OH	Akron	TJ Maxx, Target	01/01/07	26,737,056	26,737,056	12,006,314	9.28%	8.27%	111,264	56%	477,986	90%
Corvallis Market Center	OR	Corvallis	TJ Maxx, Michaels	03/01/08	16,233,989	16,233,989	12,354,116	8.33%	8.33%	82,250	21%	82,250	21%
Tanasbourne Market	OR	Portland	Whole Foods	11/01/07	12,442,898	12,942,898	11,204,069	9.04%	9.04%	71,000	88%	71,000	88%
Kulpsville Village Center	PA	Philiadelphia	Walgreens	11/01/07	5,114,668	8,407,336	4,513,655	8.49%	8.49%	14,820	100%	14,820	100%
Silver Spring Square	PA	Harrisburg	Wegmans, Target	10/01/07	63,420,182	72,297,841	27,349,025	8.82%	8.37%	347,435	67%	486,812	76%
Orangeburg	SC	Charleston	Walgreens	10/01/07	4,260,377	4,260,377	2,613,884	8.00%	8.00%	14,820	100%	14,820	100%
Lebanon Center	TN	Nashville	Publix	10/01/07	10,081,206	10,446,604	7,232,979	9.35%	9.35%	63,802	71%	63,802	71%
Hickory Creek Plaza	TX	Dallas	Kroger	02/01/08	7,832,636	11,677,196	7,631,013	10.32%	10.32%	27,786	0%	109,050	75%
Rockwall Town Center	TX	Dallas	Kroger	03/01/06	8,623,346	12,828,095	652,722	11.01%	11.01%	46,409	63%	120,179	86%
Shops at Highland Village	TX	Dallas	AMC Theater, B&N	09/01/07	93,406,968	102,460,089	75,238,565	9.05%	8.84%	355,906	53%	355,906	53%
South Shore Marketplace	TX	Houston	Kroger	04/01/07	5,639,553	10,270,297	2,518,823	13.11%	13.11%	27,922	34%	109,392	83%
Spring West	TX	Houston	H.E.B	12/01/08	19,316,909	19,316,909	769,919	9.75%	9.75%	144,060	80%	144,060	80%
West Village (f/k/a Woodlands West Village)	TX	Houston	Target	04/01/08	33,878,646	55,302,079	27,825,467	8.75%	8.75%	168,182	13%	295,056	50%
Culpeper Colonnade	VA	Washington DC	PetSmart, Target	06/01/07	21,018,299	26,170,825	11,101,172	8.90%	8.46%	97,366	42%	224,673	75%
Shops at County Center	VA	Washington DC	Harris Teeter	03/01/07	17,455,781	22,761,116	7,736,296	12.39%	11.19%	109,589	68%	109,589	68%
Orchards Phase II	WA	Portland	Sportman's Warehouse	10/01/06	20,929,995	20,929,995	6,157,822	8.74%	8.74%	120,058	61%	120,058	61%

Total Consolidated					$954,068,713	$1,160,269,573	$626,850,100	9.29%	9.00%	4,661,627	54%	7,407,803	66%

In-Process Developments

December 31, 2006

Project Name	State	MSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete (1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Seal Beach Center	CA	Los Angeles - Long Beach	Vons	02/01/08	$21,021,678	$21,687,863	$4,213,116	11.06%	11.06%	102,235	91%	102,235	91%
Canopy Oak Center	FL	Ocala	Publix	08/01/08	18,747,058	19,018,773	13,597,415	9.44%	9.44%	90,043	60%	90,043	60%
East San Marco - Retail	FL	Jacksonville	Publix	06/01/09	14,473,579	15,473,579	15,144,337	9.50%	9.50%	54,464	56%	54,464	56%
East San Marco - Condo (3)	FL	Jacksonville	N/A	N/A	71,596,082	71,596,082	69,988,604	N/A	N/A	N/A	N/A	N/A	N/A
Shoppes at Bartram Park Ph II	FL	Jacksonville	Publix	10/16/04	4,673,432	4,673,432	395,029	11.91%	11.91%	28,345	92%	28,345	92%
Shoppes at Bartram Park -Phase III	FL	Jacksonville	Publix	10/16/04	3,602,527	4,232,527	2,518,509	11.02%	11.02%	12,002	0%	12,002	0%
Lorton Station Town Center	VA	Washington DC	N/A	10/01/07	9,868,145	10,518,145	8,573,142	10.00%	10.00%	43,000	0%	48,000	0%

Total Unconsolidated					$143,982,501	$147,200,401	$114,430,152	10.24%	10.24%	330,089	62%	335,089	61%

Total					$1,098,051,214	$1,307,469,974	$741,280,252	9.36%	9.09%	4,991,716	54%	7,742,892	66%

Notes:

New starts for the quarter are in bold.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 7.9%.
(3)	147 units to be built for a projected profit of $6,240,000 - $7,200,000. Units projected to be sold starting in 2008 through 2010.
(4)	Heritage Plaza Phase II has moved to Land Held for Future Development until development plan is finalized.

Projected Development Funding, Stabilizations and Land Held

December 31, 2006

In-Process Developments Projected Funding (1)

($ Thousands)

Q1 2007E	Q2 2007E	Q3 2007E	Q4 2007E	2008+E
$130,000 - $140,000	$80,000 - $100,000	$95,000 - $115,000	$75,000 - $95,000	$320,000 - $340,000

Estimated Development Stabilization Schedule

($ Thousands)

	Stabilized (2)	Q1 2007E	Q2 2007E	Q3 2007E	Q4 2007E	2008+E
Gross Dev. Costs:		$50,000 - $70,000	$70,000 - $80,000	$125,000 - $135,000	$105,000 - $115,000	$855,000 - $875,000
Net Dev. Costs:	$310,000	$40,000 - $60,000	$60,000 - $70,000	$110,000 - $120,000	$90,000 - $100,000	$690,000 - $710,000

Land Held for Future Development or Sale (3)

($ Thousands )

# of Projects	Net Development Costs To Date	Est. Net Dev Costs at Completion
12	$69,413	$185,000 - $235,000

(1)	Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	For-sale or potential joint venture properties already stabilized but not yet sold.
(3)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Development Stabilizations

December 31, 2006

Stabilization Date	Property Name	State	Anchor Tenant	Anchor Opened	Est. Net Dev Costs After Partner Participation	NOI Yield After Partner Participation	Gross GLA	Gross % Leased
Consolidated:
Jun-06	Fort Collins Center	CO	JC Penney	07/01/06	$7,597,063	10.03%	99,359	100%
Jun-06	Greenwood Springs	IN	Gander Mountain	10/01/05	11,858,487	9.95%	293,826	93%
Jun-06	Longmont Center	CO	JCPenney	07/01/06	5,422,373	10.22%	97,990	100%
Sep-06	Amherst Street Shopping Center	NH	PetSmart, Target	03/01/06	7,234,912	9.20%	48,300	94%
Sep-06	Indian Springs Market Center	OH	Kohl’s	09/01/06	6,935,445	10.06%	343,605	100%
Dec-06	4S Commons Town Center	CA	Ralphs	11/01/06	65,349,022	10.36%	264,773	95%
Dec-06	Falcon Ridge Town Center Phase II	CA	24 Hour Fitness, CVS	01/01/07	14,918,181	11.18%	66,864	100%
Dec-06	French Valley	CA	Stater Bros.	08/01/06	25,929,543	9.45%	116,288	99%
Dec-06	Kleinwood Phase II	TX	LA Fitness	01/01/07	8,214,954	10.50%	45,001	100%
Dec-06	Santa Maria Commons	CA	Kohl’s	10/01/06	7,447,288	9.01%	117,363	100%

					$160,907,268	10.12%	1,493,369	98%

Unconsolidated:
Jun-06	Deer Grove Phase II	IL	Staples	08/01/06	$4,059,383	8.76%	25,188	100%
Jun-06	Plantation Plaza Phase II	FL	Publix	10/29/04	2,701,813	10.15%	12,600	100%

					$6,761,196	9.32%	37,788	100%

	Total Development Stabilizations				$167,668,465	10.09%	1,531,157	98%

Unconsolidated Investments

December 31, 2006

							Regency
Joint Venture Partner and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 12/31/06	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	19	2,744,239	$441,015,434	$195,899,811	Various	20.00%	$39,179,962	$47,612,353	$2,412,165
(JV-CCV)	Cameron Village	1	635,918	117,046,660	47,300,000	Wachovia	30.00%	14,190,000	20,825,966	(118,557)

		20	3,380,157	558,062,094	243,199,811

Macquarie CountryWide
(JV-M, JV-MD)	Various	50	5,143,350	728,331,376	397,096,988	Various	25.00%	99,274,247	67,472,282	5,362,181
(JV-M2, JV-M3)	Various	97	11,955,844	2,705,384,142	1,618,892,994	Various	24.95%	403,913,802	235,518,369	(7,043,423)

		147	17,099,194	3,433,715,518	2,015,989,982

CalSTRS
(JV-RC)	Various	9	895,894	182,939,557	94,833,577	Various	25.00%	23,708,394	18,513,620	516,613

Regency Retail Partners
(JV-RRP)	Various	2	379,212	76,080,676	43,500,000	Wachovia	26.80%	11,658,000	5,139,311	6,870

Publix
(JV-O)	Shoppes at Bartram Park	1	117,414	22,664,996	—	—	50.00%	—	11,141,795	358,096
(JV-O)	Valleydale Village	1	118,466	12,041,619	—	—	50.00%	—	5,753,174	127,506
(JV-O)	Regency Village	1	83,170	18,411,052	—	—	50.00%	—	9,545,726	281,826
(JV-O)	Queensborough	1	82,333	4,804,660	—	—	50.00%	—	3,254,240	294,589
(JV-O)	Canopy Oak Center	1	90,043	5,777,961	—	—	50.00%	—	2,801,949	—

		5	491,426	63,700,288	—

H.E.B.
(JV-O)	Fairfield Town Center (1)	—	—	9,306,295	—	—	50.00%	—	4,778,468	1,554
(JV-O)	Indian Springs Center	1	136,625	20,839,314	27,000,000	Wells Fargo	50.00%	13,500,000	(2,986,187)	106,818

		1	136,625	30,145,609	27,000,000

Individual Investors
(JV-O)	Shops of San Marco	1	96,408	16,888,192	10,706,043	Wachovia	50.00%	5,353,022	2,512,525	273,938
(JV-O)	East San Marco	2	54,464	4,142,950	—	—	50.00%	—	2,206,230	—

		187	22,533,380	$4,365,674,884	$2,435,229,413			$610,777,427	$434,089,822	$2,580,176

(1)	Land held for future development

Unconsolidated Balance Sheets

December 31, 2006 and 2005

	2006	2005
Assets
Real estate, at cost	4,216,579,589	4,047,476,281
Less: accumulated depreciation	225,316,286	115,386,604

	3,991,263,303	3,932,089,677
Properties in development	38,125,358	25,416,668

Net real estate investments	4,029,388,661	3,957,506,345

Cash and cash equivalents	43,169,862	38,529,709
Tenant receivables, net of allowance for uncollectible accounts	64,194,166	42,033,543
Deferred costs, less accumulated amortization	21,623,646	14,616,423
Acquired lease intangible assets, net	200,835,015	259,033,215
Other assets	6,463,534	6,862,249

	$4,365,674,884	4,318,581,484

Liabilities and Equity
Liabilities:
Notes payable	$2,435,229,413	2,372,601,356
Accounts payable and other liabilities	60,789,208	66,231,508
Tenants' security and escrow deposits	9,506,071	9,050,281
Acquired lease intangible liabilities, net	69,335,597	86,107,919

Total liabilities	2,574,860,289	2,533,991,064

Equity:
Equity - Regency Centers	460,457,047	564,630,039
Equity - Third parties	1,330,357,548	1,219,960,381

Total equity	1,790,814,595	1,784,590,420

	$4,365,674,884	4,318,581,484

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share

December 31, 2006 and 2005

	2006	2005
Assets
Real estate, at cost	1,061,545,851	1,289,813,669
Less: accumulated depreciation	56,913,660	33,706,848

	1,004,632,191	1,256,106,821
Properties in development	16,702,199	10,952,410

Net real estate investments	1,021,334,390	1,267,059,231
Cash and cash equivalents	11,185,725	12,858,698
Tenant receivables, net of allowance for uncollectible accounts	16,610,936	12,486,340
Deferred costs, less accumulated amortization	5,572,490	4,651,707
Acquired lease intangible assets, net	50,175,502	83,600,085
Other assets	1,924,414	2,413,055

	$1,106,803,457	1,383,069,116

Liabilities and Equity
Liabilities:
Notes payable	$610,777,427	764,246,412
Accounts payable and other liabilities	15,805,032	21,640,495
Tenants' security and escrow deposits	2,461,799	2,878,213
Acquired lease intangible liabilities, net	17,302,152	29,673,957

Total liabilities	646,346,410	818,439,077

Equity:
Equity - Regency Centers	460,457,047	564,630,039

	$1,106,803,457	1,383,069,116

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company's consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended December 31,2006 and 2005

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Revenues:
Minimum rent	$81,443,826	77,829,475	$315,701,897	235,214,695
Percentage rent	2,089,199	1,894,975	4,355,227	2,598,956
Recoveries from tenants	25,380,590	19,995,646	93,806,883	65,633,899

Total revenues	108,913,615	99,720,096	413,864,007	303,447,550

Operating expenses:
Operating and maintenance	16,060,448	14,537,175	57,843,840	42,205,997
Real estate taxes	13,249,195	10,027,193	48,982,846	33,725,632

Total operating expenses	29,309,643	24,564,368	106,826,686	75,931,629

Net operating income	79,603,972	75,155,728	307,037,321	227,515,921

Other expense (income):
General and administrative	1,119,852	1,764,671	6,838,862	6,118,661
Depreciation and amortization expense	43,367,687	54,197,689	173,811,800	145,668,549
Interest expense, net	31,711,034	30,100,810	125,377,599	83,352,090
Gain on sale of real estate	(2,419,150)	(9,158,494)	(9,225,445)	(9,498,808)
Other expense (income)	148,256	8,228	384,077	(355,899)

Total other expense (income)	73,927,679	76,912,904	297,186,893	225,284,593

Net income (loss)	$5,676,293	(1,757,176)	$9,850,428	2,231,328

Unconsolidated Statements of Operations - Regency’s Pro-Rata Share

For the periods ended December 31, 2006 and 2005

	Three Months Ended		Year to Date
	2006	2005	2006	2005
Revenues:
Minimum rent	$20,529,706	24,346,650	$79,801,602	70,372,763
Percentage rent	500,741	526,172	1,078,245	715,309
Recoveries from tenants	6,369,150	6,257,349	23,545,667	19,605,459

Total revenues	27,399,597	31,130,171	104,425,514	90,693,531

Operating expenses:
Operating and maintenance	4,075,599	4,532,406	14,698,714	12,503,984
Real estate taxes	3,349,220	3,118,176	12,288,697	10,031,647

Total operating expenses	7,424,819	7,650,582	26,987,411	22,535,631

Net operating income	19,974,778	23,479,589	77,438,103	68,157,900

Other expense (income):
General and administrative	257,612	445,729	1,641,288	1,486,263
Depreciation and amortization expense	10,898,128	17,482,253	43,841,201	45,919,932
Interest expense, net	7,930,973	9,677,857	31,473,332	25,830,047
Gain on sale of real estate	(605,067)	(1,836,968)	(2,246,662)	(1,934,176)
Other (income) expense	(91,713)	2,950	148,768	(235,748)

Total other expense (income)	18,389,933	25,771,821	74,857,927	71,066,318

Net income (loss)	$1,584,845	(2,292,232)	$2,580,176	(2,908,418)

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company's consolidated financial statements.

Summary of Unconsolidated Debt

December 31, 2006 and 2005

	12/31/06	12/31/05
Total Debt Outstanding:
Mortgage loans payable:
Fixed rate secured loans	$2,305,939,793	1,959,597,971
Variable rate secured loans	47,234,600	—
Unsecured line of credit variable rate	82,055,020	413,003,385

Total	$2,435,229,413	2,372,601,356

	12/31/06	12/31/05
Percentage of Total Debt:
Fixed	94.69%	82.59%
Variable	5.31%	17.41%

Current Average Interest Rates:(1)
Fixed	5.20%	5.08%
Variable	6.43%	5.16%
Effective Interest Rate	5.27%	5.09%

Average Maturity Date:
Fixed	April 30, 2012	May 31, 2011
Variable	October 7, 2007	April 30, 2006

Summary of Unconsolidated Debt - Regency's Pro-Rata Share
Mortgage Loans Payable:
Fixed rate secured loans	$579,736,139	627,982,503
Variable rate secured loans	11,785,033	—
Unsecured line of credit variable rate	19,256,255	136,263,909

Total	$610,777,427	764,246,412

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Leasing Statistics - Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

December 31, 2006

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2006	330	663,651	$18.48	$16.72	10.5%	5.1	$1.13
3rd Quarter 2006	323	702,656	$16.94	$14.91	13.6%	5.5	$0.67
2nd Quarter 2006	344	697,890	$17.05	$14.68	16.2%	5.2	$1.09
1st Quarter 2006	370	745,454	$17.28	$15.63	10.6%	4.9	$1.08

Total - 12 months	1,367	2,809,651	$17.21	$15.29	12.6%	5.2	$0.99

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2006	90	145,018	$17.94	$15.87	13.0%	6.6	$4.45
3rd Quarter 2006	85	118,177	$21.60	$16.63	29.9%	5.6	$3.75
2nd Quarter 2006	95	121,407	$22.01	$16.88	30.4%	7.2	$6.03
1st Quarter 2006	90	146,578	$17.87	$16.26	9.9%	7.1	$3.13

Total - 12 months	360	531,180	$19.31	$16.06	20.2%	6.6	$4.29

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2006	240	518,633	$18.64	$16.98	9.8%	4.7	$0.19
3rd Quarter 2006	238	584,479	$15.99	$14.52	10.1%	5.4	$0.04
2nd Quarter 2006	249	576,483	$15.87	$14.21	11.7%	4.8	$0.05
1st Quarter 2006	280	598,876	$17.16	$15.48	10.9%	4.4	$0.57

Total - 12 months	1,007	2,278,471	$16.72	$15.13	10.5%	4.8	$0.22

Leasing Statistics - Wholly-Owned and 100% of Joint Ventures

December 31, 2006

All numbers are on a same store, cash basis

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2006	330	995,597	$18.45	$16.71	10.4%	5.4	$1.02
3rd Quarter 2006	323	1,212,994	$16.30	$14.36	13.5%	5.7	$0.52
2nd Quarter 2006	344	1,096,580	$18.23	$15.78	15.5%	5.5	$0.78
1st Quarter 2006	370	1,236,334	$16.89	$15.33	10.2%	4.8	$0.77

Total - 12 months	1,367	4,541,505	$17.41	$15.48	12.5%	5.4	$0.76
New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2006	90	251,182	$17.84	$15.83	12.7%	6.6	$3.53
3rd Quarter 2006	85	205,962	$21.04	$16.49	27.6%	6.5	$2.74
2nd Quarter 2006	95	252,092	$22.14	$17.35	27.6%	8.2	$3.26
1st Quarter 2006	90	237,189	$17.51	$16.09	8.8%	6.9	$2.46

Total - 12 months	360	946,425	$19.65	$16.44	19.5%	7.1	$3.02
Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2006	240	744,415	$18.65	$17.00	9.7%	5.0	$0.18
3rd Quarter 2006	238	1,007,032	$15.32	$13.92	10.1%	5.6	$0.07
2nd Quarter 2006	249	844,488	$17.06	$15.31	11.4%	4.7	$0.04
1st Quarter 2006	280	999,145	$16.74	$15.14	10.6%	4.4	$0.37

Total - 12 months	1,007	3,595,080	$16.82	$15.22	10.5%	4.9	$0.17

Average Base Rent by State - Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

December 31, 2006

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	78,006	0.3%	77.9%	$692,813	0.2%	$11.41
Arizona	4	409,969	1.3%	99.1%	6,410,214	1.7%	15.82
California	71	6,765,058	22.3%	86.1%	104,937,777	28.0%	20.66
Colorado	21	1,447,742	4.8%	90.1%	15,860,692	4.2%	12.41
Connecticut	1	44,843	0.1%	100.0%	764,281	0.2%	21.81
Delaware	5	343,778	1.1%	95.2%	4,159,993	1.1%	12.79
District of Columbia	2	7,051	0.0%	92.5%	277,894	0.1%	66.16
Florida	55	4,687,247	15.4%	93.2%	49,237,834	13.1%	12.27
Georgia	32	1,740,166	5.7%	90.8%	23,309,539	6.2%	14.88
Illinois	16	840,806	2.8%	94.9%	10,121,985	2.7%	12.70
Indiana	5	89,138	0.3%	49.1%	782,575	0.2%	19.17
Kentucky	2	75,668	0.2%	95.0%	714,540	0.2%	9.94
Maryland	18	600,966	2.0%	90.0%	7,323,050	2.0%	16.42
Massachusetts	3	419,876	1.4%	78.1%	4,369,512	1.2%	14.86
Michigan	4	303,412	1.0%	87.6%	3,496,838	0.9%	13.16
Minnesota	3	120,835	0.4%	96.5%	1,428,588	0.4%	12.34
Nevada	1	119,313	0.4%	87.4%	1,166,060	0.3%	0.00
New Hampshire	2	125,173	0.4%	74.8%	1,257,747	0.3%	14.06
New Jersey	2	39,042	0.1%	97.8%	618,174	0.2%	16.20
North Carolina	16	1,285,544	4.2%	93.9%	14,963,109	4.0%	13.19
Ohio	16	2,103,908	6.9%	84.1%	16,444,525	4.4%	11.35
Oregon	10	745,629	2.5%	89.7%	8,535,333	2.3%	14.76
Pennsylvania	13	852,556	2.8%	83.9%	8,519,249	2.3%	17.98
South Carolina	9	223,316	0.7%	96.9%	2,293,674	0.6%	11.47
Tennessee	7	488,050	1.6%	94.4%	5,364,912	1.4%	13.03
Texas	39	3,943,790	13.0%	83.7%	46,230,515	12.3%	15.58
Virginia	33	1,708,425	5.6%	91.9%	23,758,053	6.3%	17.16
Washington	11	699,234	2.3%	91.9%	11,251,612	3.0%	17.63
Wisconsin	2	67,147	0.2%	97.3%	486,809	0.1%	7.45

Total All Properties	405	30,375,688	100.0%	88.7%	$374,777,894	100.0%	$15.42

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Average Base Rent by State - Wholly-Owned and 100% of Joint Ventures

December 31, 2006

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	193,558	0.4%	82.2%	$1,803,441	0.3%	$11.34
Arizona	4	496,087	1.1%	99.3%	7,650,073	1.3%	15.57
California	71	9,521,497	20.2%	88.6%	149,435,598	24.7%	19.69
Colorado	21	2,345,224	5.0%	91.8%	25,494,680	4.2%	12.30
Connecticut	1	179,730	0.4%	100.0%	3,063,251	0.5%	21.81
Delaware	5	654,687	1.4%	91.3%	7,642,406	1.3%	12.83
District of Columbia	2	39,645	0.1%	89.4%	1,113,804	0.2%	66.16
Florida	55	6,175,929	13.1%	93.1%	65,695,908	10.9%	12.32
Georgia	32	2,735,441	5.8%	92.6%	35,455,163	5.9%	14.09
Illinois	16	2,256,682	4.8%	95.8%	27,380,046	4.5%	12.70
Indiana	5	193,370	0.4%	70.9%	2,544,222	0.4%	18.97
Kentucky	2	302,670	0.6%	95.0%	2,858,161	0.5%	9.94
Maryland	18	2,058,329	4.4%	94.6%	29,681,871	4.9%	16.25
Massachusetts	3	568,099	1.2%	83.7%	5,822,719	1.0%	13.20
Michigan	4	303,412	0.6%	87.6%	3,496,838	0.6%	13.16
Minnesota	3	483,938	1.0%	96.5%	5,721,936	0.9%	12.34
Nevada	1	119,313	0.3%	87.4%	1,166,060	0.2%	0.00
New Hampshire	2	125,173	0.3%	74.8%	1,257,747	0.2%	14.06
New Jersey	2	156,482	0.3%	97.8%	2,477,650	0.4%	16.20
North Carolina	16	2,193,420	4.6%	92.4%	25,307,490	4.2%	13.30
Ohio	16	2,292,515	4.9%	85.3%	17,185,043	2.8%	11.31
Oregon	10	1,011,678	2.1%	91.5%	11,920,632	2.0%	14.28
Pennsylvania	13	1,649,570	3.5%	90.1%	19,188,051	3.2%	15.45
South Carolina	9	536,847	1.1%	97.5%	5,601,728	0.9%	11.15
Tennessee	7	488,050	1.0%	94.4%	5,364,912	0.9%	13.03
Texas	39	4,779,440	10.1%	86.1%	57,947,179	9.6%	15.40
Virginia	33	3,884,864	8.2%	94.1%	61,475,391	10.2%	17.75
Washington	11	1,172,684	2.5%	94.5%	18,266,017	3.0%	16.60
Wisconsin	2	269,128	0.6%	97.3%	1,951,137	0.3%	7.45

Total All Properties	405	47,187,462	100.0%	91.0%	$603,969,153	100.0%	$15.17

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Portfolio Summary Report By Region

December 31, 2006

						JV's at 100%	REG's pro-rata share	JV's at 100%	REG's pro- rata share
Property Name	JV	REG's Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Mid- Atlantic Region
Shops at The Columbia	JV-RC	25.00%	DC	Washington DC	2006	22,811	5,703	81.5%	81.5%	—	11,833	Trader Joe's	NA
Spring Valley Shopping Center	JV-M2	24.95%	DC	Washington DC	1930	16,834	4,200	100.0%	100.0%	—	—	—	$66.16

			DC			39,645	9,903	89.4%	89.4%	—	11,833

First State Plaza	JV-M2	24.95%	DE	Wilmington	1988	164,576	41,062	93.6%	93.6%	—	57,319	Shop Rite	$13.97
Newark Shopping Center	JV-M2	24.95%	DE	Wilmington	1987	183,017	45,663	77.6%	77.6%	—	—	—	$9.68
Pike Creek			DE	Wilmington	1981	229,510	229,510	98.7%	98.7%	—	49,069	Acme Markets, K-Mart	$11.78
Shoppes of Graylyn	JV-M2	24.95%	DE	Wilmington	1971	66,676	16,636	96.1%	96.1%	—	—	—	$17.36
White Oak - Dover, DE			DE	Dover	2000	10,908	10,908	100.0%	100.0%	—	—	—	$32.73

			DE			654,687	343,778	91.3%	95.2%	—	106,388

Corbin's Corner	JV-M2	24.95%	CT	Hartford	1962	179,730	44,843	100.0%	100.0%	—	10,150	Trader Joe's	$21.81

			CT			179,730	44,843	100.0%	100.0%	—	10,150

Amherst Street Village Center			NH	Boston	2004	33,481	33,481	91.6%	91.6%	—	—	—	$19.40
Merrimack Shopping Center			NH	Boston	IP Dev	91,692	91,692	68.7%	68.7%	—	53,146	Shaw's	$11.28

			NH			125,173	125,173	74.8%	74.8%	—	53,146

Plaza Square	JV-M2	24.95%	NJ	Bergen	1990	103,842	25,909	100.0%	100.0%	—	60,000	Shop Rite	$21.50
Haddon Commons	JV-M2	24.95%	NJ	Philadelphia	1985	52,640	13,134	93.4%	93.4%	—	34,240	Acme Markets	$4.99

			NJ			156,482	39,042	97.8%	97.8%	—	94,240

Bowie Plaza	JV-M2	24.95%	MD	Washington DC	1966	104,037	25,957	94.0%	94.0%	—	21,750	Giant Food	$17.15
Clinton Park	JV-C	20%	MD	Washington DC	2003	206,050	41,210	97.6%	97.6%	49,000	43,000	Giant Food, Sears, (Toys "R" Us)	$8.61
Cloppers Mill Village	JV-M2	24.95%	MD	Washington DC	1995	137,035	34,190	98.9%	98.9%	—	70,057	Shoppers Food Warehouse	$17.66
Elkridge Corners	JV-M2	24.95%	MD	Baltimore	1990	73,529	18,345	100.0%	100.0%	—	39,571	Super Fresh	$14.76
Festival at Woodholme	JV-M2	24.95%	MD	Baltimore	1986	81,027	20,216	93.3%	93.3%	—	10,370	Trader Joe's	$33.18
Firstfield Shopping Center	JV-M2	24.95%	MD	Washington DC	1978	22,328	5,571	100.0%	100.0%	—	—	—	$32.79
Goshen Plaza	JV-M2	24.95%	MD	Washington DC	1987	45,654	11,391	100.0%	100.0%	—	—	—	$17.59
King Farm Apartments	JV-RC	25%	MD	Washington DC	2001	64,775	16,194	93.5%	93.5%	—	—	—	$14.23
King Farm Village Center	JV-RC	25%	MD	Washington DC	2001	120,326	30,082	100.0%	100.0%	—	53,754	Safeway	$24.30
Lee Airport			MD	Baltimore	IP Dev	129,940	129,940	67.0%	67.0%	—	60,000	Giant Food	NA
Mitchellville Plaza	JV-M2	24.95%	MD	Washington DC	1991	156,124	38,953	95.5%	95.5%	—	45,100	Food Lion	$21.07
Northway Shopping Center	JV-M2	24.95%	MD	Baltimore	1987	98,016	24,455	96.5%	96.5%	—	49,028	Shoppers Food Warehouse	$13.26
Parkville Shopping Center	JV-M2	24.95%	MD	Baltimore	1961	162,435	40,528	94.9%	94.9%	—	41,223	Super Fresh	$11.77
Southside Marketplace	JV-M2	24.95%	MD	Baltimore	1990	125,147	31,224	87.2%	87.2%	—	44,264	Shoppers Food Warehouse	$15.04
Takoma Park	JV-M2	24.95%	MD	Washington DC	1960	106,469	26,564	100.0%	100.0%	—	63,643	Shoppers Food Warehouse	$9.99
Valley Centre	JV-M2	24.95%	MD	Baltimore	1987	247,312	61,704	97.1%	97.1%	—	—	—	$13.35
Watkins Park Plaza	JV-M2	24.95%	MD	Washington DC	1985	113,443	28,304	98.5%	98.5%	—	43,205	Safeway	$17.79
Woodmoor Shopping Center	JV-M2	24.95%	MD	Washington DC	1954	64,682	16,138	95.1%	95.1%	—	—	—	$21.14

			MD			2,058,329	600,966	94.6%	90.0%	49,000	584,965

Shops at Saugus			MA	Boston	IP Dev	101,117	101,117	20.7%	20.7%	—	—	—	NA
Speedway Plaza	JV-C2	20%	MA	Boston	1988	185,279	37,056	99.4%	99.4%	—	59,970	Stop & Shop, BJ's Wholesale	$9.87
Twin City Plaza			MA	Boston	2004	281,703	281,703	95.9%	95.9%	—	62,500	Shaw's, Marshall's	$15.58

			MA			568,099	419,876	83.7%	78.1%	—	122,470

Allen Street Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem	1958	46,420	11,582	100.0%	100.0%	—	22,075	Ahart Market	$13.27
City Avenue Shopping Center	JV-M2	24.95%	PA	Philadelphia	1960	159,419	39,775	97.6%	97.6%	—	—	—	$16.18
Gateway Shopping Center			PA	Philadelphia	1960	219,337	219,337	93.8%	93.8%	—	10,610	Trader Joe's	$23.01
Hershey			PA	None	2000	6,000	6,000	100.0%	100.0%	—	—	—	$27.64
Kenhorst Plaza	JV-M2	24.95%	PA	Reading	1990	159,150	39,708	95.0%	95.0%	—	57,935	Redner's Market	$10.96
Kulpsville Village Center			PA	Philadelphia	IP Dev	14,820	14,820	100.0%	100.0%	—	—	—	NA
Mayfair Shopping Center	JV-M2	24.95%	PA	Philadelphia	1988	112,276	28,013	97.5%	97.5%	—	25,673	Shop 'N Bag	$14.59
Mercer Square Shopping Center	JV-M2	24.95%	PA	Philadelphia	1988	91,400	22,804	100.0%	100.0%	—	50,708	Genuardi's	$17.55
Newtown Square Shopping Center	JV-M2	24.95%	PA	Philadelphia	1970	146,893	36,650	95.8%	95.8%	—	56,226	Acme Markets	$14.52
Silver Spring Square			PA	Harrisburg	IP Dev	347,435	347,435	66.9%	66.9%	137,271	130,000	Wegmans, (Target)	$10.50
Stefko Boulevard Shopping Center	JV-M2	24.95%	PA	Allentown-Bethlehem	1976	133,824	33,389	96.2%	96.2%	—	73,000	Valley Farm Market	$7.32
Towamencin Village Square	JV-M2	24.95%	PA	Philadelphia	1990	122,916	30,668	98.7%	98.7%	—	40,750	Genuardi's	$15.72
Warwick Square Shopping	JV-M2	24.95%	PA	Philadelphia	1999	89,680	22,375	92.6%	92.6%	—	50,658	Genuardi's	$16.87

			PA			1,649,570	852,556	90.1%	83.9%	137,271	517,635

601 King Street	JV-M2	24.95%	VA	Washington DC	1980	8,349	2,083	97.8%	97.8%	—	—	—	$47.66
Ashburn Farm Market Center			VA	Washington DC	2000	91,905	91,905	100.0%	100.0%	—	48,999	Giant Food	$20.30
Ashburn Farm Village Center	JV-M2	24.95%	VA	Washington DC	1996	88,897	22,180	100.0%	100.0%	—	57,030	Shoppers Food Warehouse	$14.32
Braemar Shopping Center	JV-RC	25%	VA	Washington DC	2004	96,439	24,110	100.0%	100.0%	—	57,860	Safeway	$17.50
Brafferton Center	JV-M2	24.95%	VA	Washington DC	1997	94,731	23,635	97.9%	97.9%	—	43,520	Giant Food (Dark)	$12.41
Brookville Plaza	JV-M	25%	VA	Lynchburg	1991	63,665	15,916	100.0%	100.0%	—	52,864	Kroger	$9.44

Portfolio Summary Report By Region

December 31, 2006

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Centre Ridge Marketplace	JV-M2	24.95%	VA	Washington DC	1996	104,154	25,986	98.8%	98.8%	—	55,138	Shoppers Food Warehouse	$15.73
Cheshire Station			VA	Washington DC	2000	97,156	97,156	100.0%	100.0%	—	55,163	Safeway	$15.92
Culpeper Colonnade			VA	Washington DC	IP Dev	97,366	97,366	42.3%	42.3%	127,307	—	(Target)	NA
Festival at Manchester Lakes	JV-M2	24.95%	VA	Washington DC	1990	165,130	41,200	97.4%	97.4%	—	65,000	Shoppers Food Warehouse	$21.75
Fortuna			VA	Washington DC	2004	90,131	90,131	100.0%	100.0%	123,735	66,870	Shoppers Food Warehouse, (Target)	$28.93
Fox Mill Shopping Center	JV-M2	24.95%	VA	Washington DC	1977	103,269	25,766	100.0%	100.0%	—	49,837	Giant Food	$19.27
Gayton Crossing	JV-M2	24.95%	VA	Richmond-Petersburg	1983	156,916	39,151	91.8%	91.8%	—	38,408	Ukrop's	$13.19
Glen Lea Centre	JV-M2	24.95%	VA	Richmond-Petersburg	1969	78,493	19,584	54.3%	54.3%	—	—	—	$11.61
Greenbriar Town Center	JV-M2	24.95%	VA	Washington DC	1972	345,935	86,311	100.0%	100.0%	—	62,319	Giant Food	$20.42
Hanover Village	JV-M2	24.95%	VA	Richmond-Petersburg	1971	96,146	23,988	88.0%	88.0%	—	—	—	$9.35
Hollymead Town Center			VA	Charlottesville	2004	153,742	153,742	96.3%	96.3%	142,500	60,607	Harris Teeter, (Target)	$19.86
Kamp Washington Shopping Center	JV-M2	24.95%	VA	Washington DC	1960	71,825	17,920	100.0%	100.0%	—	—	—	$31.43
Kings Park Shopping Center	JV-M2	24.95%	VA	Washington DC	1966	74,703	18,638	100.0%	100.0%	—	28,161	Giant Food	$22.12
Laburnum Park Shopping Center	JV-M2	24.95%	VA	Richmond-Petersburg	1977	64,992	16,216	94.1%	94.1%	49,000	49,000	(Ukrop's)	$15.15
Lorton Station Marketplace	JV-C2	20%	VA	Washington DC	2005	132,445	26,489	100.0%	100.0%	—	63,000	Shoppers Food Warehouse	$18.51
Lorton Town Center	JV-C2	20%	VA	Washington DC	2005	39,177	7,835	100.0%	100.0%	—	—	—	$26.80
Lorton Town Center Phase II	JV-C2	20%	VA	Washington DC	IP Dev	43,000	8,600	0.0%	0.0%	—	—	—	NA
Market at Opitz Crossing			VA	Washington DC	2003	149,810	149,810	100.0%	100.0%	—	51,922	Safeway	$14.42
Saratoga Shopping Center	JV-M2	24.95%	VA	Washington DC	1977	101,587	25,346	100.0%	100.0%	—	39,187	Giant Food	$17.78
Shops at County Center			VA	Washington DC	IP Dev	109,589	109,589	68.4%	68.4%	—	52,409	Harris Teeter	NA
Signal Hill			VA	Washington DC	2004	95,172	95,172	96.2%	96.2%	—	67,470	Shoppers Food Warehouse	$17.87
Somerset Crossing	JV-M	25%	VA	Washington DC	2002	104,128	26,032	100.0%	100.0%	—	67,045	Shoppers Food Warehouse	$20.10
Statler Square Phase I			VA	None	1996	133,660	133,660	91.4%	91.4%	—	65,003	Kroger	$8.28
Town Center at Sterling Shopping Center	JV-M2	24.95%	VA	Washington DC	1980	190,069	47,422	100.0%	100.0%	—	46,935	Giant Food	$16.91
Village Center at Dulles	JV-C	20%	VA	Washington DC	1991	298,281	59,656	100.0%	100.0%	—	48,424	Shoppers Food Warehouse, Gold's Gym	$19.67
Village Shopping Center	JV-M2	24.95%	VA	Richmond-Petersburg	1948	111,177	27,739	96.4%	96.4%	—	45,023	Ukrop's	$16.54
Willston Centre I	JV-M2	24.95%	VA	Washington DC	1952	105,376	26,291	99.5%	99.5%	—	—	—	$19.06
Willston Centre II	JV-M2	24.95%	VA	Washington DC	1986	127,449	31,799	100.0%	100.0%	—	42,491	Safeway	$17.53

			VA			3,884,864	1,708,425	94.1%	91.9%	442,542	1,379,685

Regional Totals						9,316,579	4,144,561	92.5%	88.5%	628,813	2,880,512

Midwest Region

Baker Hill Center	JV-C	20%	IL	Chicago	1998	135,285	27,057	89.2%	89.2%	—	72,397	Dominick's	$14.84
Brentwood Commons	JV-M2	24.95%	IL	Chicago	1962	125,585	31,333	88.8%	88.8%	—	64,762	Dominick's	$12.12
Civic Center Plaza	JV-M2	24.95%	IL	Chicago	1989	265,024	66,123	100.0%	100.0%	—	87,135	Dominick's (Dark), Home Depot	$10.78
Deer Grove Center	JV-C	20%	IL	Chicago	1996	239,356	47,871	97.2%	97.2%	117,000	65,816	Dominick's, Linens-N-Things, (Target)	$12.67
Frankfort Crossing Shpg Ctr			IL	Chicago	1992	114,534	114,534	92.8%	92.8%	—	64,937	Jewel / OSCO	$12.68
Geneva Crossing	JV-C	20%	IL	Chicago	1997	123,182	24,636	100.0%	100.0%	—	72,385	Dominick's	$14.72
Heritage Plaza - Chicago	JV-M	25%	IL	Chicago	2005	128,871	32,218	94.8%	94.8%	—	64,922	Jewel / OSCO	$12.14
Hinsdale			IL	Chicago	1986	178,975	178,975	99.4%	99.4%	—	69,540	Dominick's	$12.83
McHenry Commons Shopping Center	JV-M2	24.95%	IL	Chicago	1988	100,526	25,081	94.1%	94.1%	—	76,170	Dominick's	$10.02
Oaks Shopping Center	JV-M2	24.95%	IL	Chicago	1983	135,007	33,684	90.1%	90.1%	—	63,863	Dominick's	$14.90
Riverside Sq & River's Edge	JV-M2	24.95%	IL	Chicago	1986	169,436	42,274	100.0%	100.0%	—	74,495	Dominick's	$13.29
Riverview Plaza	JV-M2	24.95%	IL	Chicago	1981	139,256	34,744	97.8%	97.8%	—	50,094	Dominick's	$11.02
Shorewood Crossing	JV-C	20%	IL	Chicago	2001	87,705	17,541	94.8%	94.8%	—	65,977	Dominick's	$14.50
Stearns Crossing	JV-C	20%	IL	Chicago	1999	96,613	19,323	100.0%	100.0%	—	65,613	Dominick's	$14.57
Stonebrook Plaza Shopping Center	JV-M2	24.95%	IL	Chicago	1984	95,825	23,908	100.0%	100.0%	—	63,000	Dominick's	$11.35
Westbrook Commons			IL	Chicago	1984	121,502	121,502	85.7%	85.7%	—	51,304	Dominick's	$13.03

			IL			2,256,682	840,806	95.8%	94.9%	117,000	1,072,410

Airport Crossing			IN	Chicago	IP Dev	11,921	11,921	0.0%	0.0%	89,911	—	—	NA
Augusta Center			IN	Chicago	IP Dev	14,537	14,537	20.5%	20.5%	213,988	—	—	NA
Greenwood Springs			IN	Indianapolis	2004	28,028	28,028	35.0%	35.0%	265,798	50,000	(Gander Mountain), (Wal-Mart Supercenter)	$20.07
Willow Lake Shopping Center	JV-M2	24.95%	IN	Indianapolis	1987	85,923	21,438	91.4%	91.4%	64,000	64,000	(Kroger)	$17.56
Willow Lake West Shopping Center	JV-M2	24.95%	IN	Indianapolis	2001	52,961	13,214	86.5%	86.5%	—	10,028	Trader Joe's	$21.15

			IN			193,370	89,138	70.9%	49.1%	633,697	124,028

Franklin Square	JV-M	25%	KY	Lexington	1988	203,318	50,830	93.9%	93.9%	—	50,499	Kroger	$9.60
Silverlake	JV-M	25%	KY	Cincinnati	1988	99,352	24,838	97.3%	97.3%	—	60,000	Kroger	$10.62

			KY			302,670	75,668	95.0%	95.0%	—	110,499

Portfolio Summary Report By Region

December 31, 2006

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro- rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Fenton Marketplace			MI	Flint	1999	97,224	97,224	92.9%	92.9%	—	53,739	Farmer Jack	$13.16
Independence Square			MI	Detroit	2004	89,083	89,083	96.7%	96.7%	—	60,137	Kroger	$12.18
State Street Crossing			MI	Detroit	IP Dev	21,004	21,004	0.0%	0.0%	147,491	—	—	NA
Waterford Towne Center			MI	Detroit	1998	96,101	96,101	92.9%	92.9%	—	60,202	Kroger	$14.10

			MI			303,412	303,412	87.6%	87.6%	147,491	174,078

Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul	1998	184,841	46,210	95.2%	95.2%	87,437	61,736	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$10.97
Colonial Square	JV-M2	24.95%	MN	Minneapolis-St. Paul	1959	93,200	23,253	97.9%	97.9%	—	43,978	Lund’s	$15.49
Rockford Road Plaza	JV-M2	24.95%	MN	Minneapolis-St. Paul	1991	205,897	51,371	97.1%	97.1%	—	65,608	Rainbow Foods	$12.11

			MN			483,938	120,835	96.5%	96.5%	87,437	171,322

Beckett Commons			OH	Cincinnati	1995	121,498	121,498	100.0%	100.0%	—	70,815	Kroger	$9.99
Cherry Grove			OH	Cincinnati	1997	195,497	195,497	90.0%	90.0%	—	66,336	Kroger	$10.02
East Pointe			OH	Columbus	1993	86,503	86,503	100.0%	100.0%	—	59,120	Kroger	$10.79
Hyde Park			OH	Cincinnati	1995	397,893	397,893	94.6%	94.6%	—	169,267	Kroger, Biggs	$13.23
Indian Springs Market Center	JV-RRP	27%	OH	Cincinnati	2005	146,458	39,544	100.0%	100.0%	203,000	—	Kohl’s	NA
Kingsdale Shopping Center			OH	Columbus	1999	266,878	266,878	45.6%	45.6%	—	56,006	Giant Eagle	$14.07
Kroger New Albany Center			OH	Columbus	1999	91,722	91,722	97.8%	97.8%	—	63,805	Kroger	$11.49
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	96.7%	96.7%	90,000	62,000	Kroger, (Home Depot)	$10.29
Park Place Shopping Center			OH	Columbus	1988	106,833	106,833	53.8%	53.8%	—	—	—	$9.92
Red Bank Village			OH	Cincinnati	IP Dev	233,084	233,084	87.4%	87.4%	—	—	—	NA
Regency Commons			OH	Cincinnati	IP Dev	30,770	30,770	62.9%	62.9%	—	—	—	$24.25
Regency Milford Center	JV-MD	25%	OH	Cincinnati	2001	108,923	27,231	97.6%	97.6%	—	65,000	Kroger	$11.63
Shoppes at Mason			OH	Cincinnati	1997	80,800	80,800	96.5%	96.5%	—	56,800	Kroger	$9.91
Wadsworth Crossing			OH	Akron	IP Dev	111,264	111,264	55.6%	55.6%	336,263	—	(Kohl’s), (Lowe’s), (Target)	NA
Westchester Plaza			OH	Cincinnati	1988	88,182	88,182	98.4%	98.4%	—	66,523	Kroger	$9.80
Windmiller Plaza Phase I			OH	Columbus	1997	141,110	141,110	100.0%	100.0%	—	101,428	Kroger	$8.30

			OH			2,292,515	2,103,908	85.3%	84.1%	629,263	837,100

Racine Centre Shopping Center	JV-M2	24.95%	WI	Racine	1988	135,827	33,889	98.2%	98.2%	—	50,979	Piggly Wiggly	$7.71
Whitnall Square Shopping Center	JV-M2	24.95%	WI	Milwaukee	1989	133,301	33,259	96.3%	96.3%	—	69,090	Pick ‘N’ Save	$7.19

			WI			269,128	67,147	97.3%	97.3%	—	120,069

Regional Totals						6,101,715	3,600,914	90.7%	86.9%	1,614,888	2,609,506

Pacific Region

4S Commons Town Center			CA	San Diego	2004	240,239	240,239	93.7%	93.7%	—	52,000	Ralph’s	$26.29
Alameda Bridgeside Shopping Center			CA	Oakland	IP Dev	105,118	105,118	81.0%	81.0%	—	58,977	Nob Hill	$34.24
Amerige Heights Town Center	JV-MD	25%	CA	Los Angeles	2000	96,679	24,170	97.9%	97.9%	142,600	57,560	Albertson’s, (Target)	$23.75
Applegate Ranch Shopping Center			CA	Merced	IP Dev	179,450	179,450	0.0%	0.0%	319,692	178,500	(Super Target), (Home Depot)	NA
Auburn Village	JV-M2	24.95%	CA	Sacramento	1990	133,944	33,419	97.2%	97.2%	—	45,540	Bel Air Market	$16.94
Bayhill Shopping Center	JV-M2	24.95%	CA	San Francisco	1990	121,846	30,401	100.0%	100.0%	—	32,110	Mollie Stone’s Market	$19.50
Bear Creek Phase II			CA	Riverside-San Bernardino	IP Dev	23,001	23,001	80.3%	80.3%	—	—	—	NA
Bear Creek Village Center	JV-M	25%	CA	Riverside-San Bernardino	2004	75,220	18,805	96.1%	96.1%	—	44,093	Stater Bros.	$21.55
Blossom Valley			CA	San Jose	1990	93,316	93,316	100.0%	100.0%	—	34,208	Safeway	$23.68
Brea Marketplace	JV-M2	24.95%	CA	Orange County	1987	298,311	74,429	69.7%	69.7%	—	—	Toys “R” Us	$19.62
Campus Marketplace	JV-M	25%	CA	San Diego	2000	144,289	36,072	99.2%	99.2%	—	58,527	Ralph’s	$22.21
Clayton Valley			CA	Oakland	IP Dev	275,785	275,785	62.4%	62.4%	—	—	Yardbirds Home Center	$18.99
Clovis Commons			CA	Fresno	IP Dev	182,185	182,185	76.7%	76.7%	145,653	145,653	(Super Target)	$20.08
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	100.0%	100.0%	—	65,715	Safeway, Orchard Supply & Hardware	$15.59
Costa Verde			CA	San Diego	1988	178,623	178,623	100.0%	100.0%	—	40,000	Albertson’s	$29.49
Diablo Plaza			CA	Oakland	1982	63,265	63,265	100.0%	100.0%	53,000	53,000	(Safeway)	$31.06
El Camino			CA	Los Angeles	1995	135,728	135,728	100.0%	100.0%	—	35,650	Von’s Food & Drug	$20.49
El Cerrito Plaza	JV-MD	25%	CA	San Francisco	2000	256,035	64,009	85.3%	85.3%	66,700	77,888	(Lucky’s), Trader Joe’s	$24.74
El Norte Pkwy Plaza			CA	San Diego	1984	90,679	90,679	98.3%	98.3%	—	42,315	Von’s Food & Drug	$15.18
Encina Grande			CA	Oakland	1965	102,499	102,499	99.1%	99.1%	—	22,500	Safeway	$19.41
Falcon Ridge Town Center	JV-RRP	27%	CA	Riverside-San Bernardino	2004	232,754	62,844	100.0%	100.0%	123,735	43,718	Stater Bros., (Target)	NA
Falcon Ridge Town Center Phase II			CA	Riverside-San Bernardino	2005	66,864	66,864	100.0%	100.0%	—	—	24 Hour Fitness	NA
Five Points Shopping Center	JV-M2	24.95%	CA	Santa Barbara	1960	144,553	36,066	100.0%	100.0%	—	35,305	Albertson’s	$21.99
Folsom Prairie City Crossing			CA	Sacramento	1999	90,237	90,237	100.0%	100.0%	—	55,255	Safeway	$20.53
French Valley			CA	Riverside-San Bernardino	2004	99,020	99,020	98.5%	98.5%	—	44,054	Stater Bros.	$22.36
Friars Mission			CA	San Diego	1989	146,898	146,898	99.0%	99.0%	—	55,303	Ralph’s	$26.82
Garden Village Shopping Center	JV-M	25%	CA	Los Angeles	2000	112,767	28,192	100.0%	100.0%	—	57,050	Albertson’s	$17.59
Gelson’s Westlake Market Plaza			CA	Ventura	2002	84,975	84,975	97.6%	97.6%	—	37,500	Gelson’s Markets	$17.81
Golden Hills Promenade			CA	San Luis Obispo	IP Dev	291,732	291,732	58.0%	58.0%	—	—	Lowe’s	NA

Portfolio Summary Report By Region

December 31, 2006

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro- rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Granada Village	JV-M2	24.95%	CA	Los Angeles	1965	224,649	56,050	95.0%	95.0%	—	40,198	Ralph’s	$17.62
Hasley Canyon Village			CA	Los Angeles	2003	65,801	65,801	100.0%	100.0%	—	51,800	Ralph’s	$22.83
Heritage Plaza			CA	Orange County	1981	231,582	231,582	99.9%	99.9%	—	44,376	Ralph’s	$24.67
Indio-Jackson			CA	Riverside- San Bernardino	IP Dev	295,194	295,194	1.7%	1.7%	234,888	—	—	NA
Laguna Niguel Plaza	JV-M2	24.95%	CA	Orange County	1985	41,943	10,465	93.7%	93.7%	38,917	38,917	(Albertson’s)	$23.80
Loehmanns Plaza California			CA	San Jose	1983	113,310	113,310	96.5%	96.5%	53,000	53,000	(Safeway)	$16.41
Mariposa Shopping Center	JV-M2	24.95%	CA	San Jose	1957	126,658	31,601	100.0%	100.0%	—	42,896	Safeway	$16.06
Morningside Plaza			CA	Orange County	1996	91,336	91,336	98.2%	98.2%	—	42,630	Stater Bros.	$21.65
Navajo Shopping Center	JV-M2	24.95%	CA	San Diego	1964	102,138	25,483	100.0%	100.0%	—	44,180	Albertson’s	$12.55
Newland Center			CA	Orange County	1985	149,174	149,174	100.0%	100.0%	—	58,000	Albertson’s	$17.22
Oakbrook Plaza			CA	Ventura	1982	83,279	83,279	100.0%	100.0%	—	43,842	Albertson’s	$15.59
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles	1991	197,166	39,433	98.9%	98.9%	—	28,210	Henry’s Marketplace	$18.03
Plaza Hermosa			CA	Los Angeles	1984	94,940	94,940	100.0%	100.0%	—	36,800	Von’s Food & Drug	$19.49
Pleasant Hill Shopping Center	JV-M2	24.95%	CA	Oakland	1970	233,679	58,303	99.2%	99.2%	—	—	Target, Toys “R” Us	$11.89
Point Loma Plaza	JV-M2	24.95%	CA	San Diego	1987	212,796	53,093	94.3%	94.3%	—	50,000	Von’s Food & Drug	$16.57
Powell Street Plaza			CA	Oakland	1987	165,928	165,928	100.0%	100.0%	—	10,122	Trader Joe’s	$23.37
Rancho San Diego Village	JV-M2	24.95%	CA	San Diego	1981	152,896	38,148	90.6%	90.6%	—	39,777	Von’s Food & Drug	$13.97
Rio Vista Town Center			CA	Riverside- San Bernardino	IP Dev	88,760	88,760	54.3%	54.3%	—	44,700	Stater Bros.	NA
Rona Plaza			CA	Orange County	1989	51,754	51,754	94.4%	94.4%	—	37,194	Food 4 Less	$15.83
San Leandro			CA	Oakland	1982	50,432	50,432	100.0%	100.0%	38,250	38,250	(Safeway)	$26.17
Santa Ana Downtown			CA	Orange County	1987	100,306	100,306	97.8%	97.8%	—	37,972	Food 4 Less	$19.04
Santa Maria Commons			CA	Santa Barbara	2005	113,514	113,514	85.3%	85.3%	—	—	Kohl’s	$7.78
Seal Beach	JV-C	20%	CA	Orange County	IP Dev	102,235	20,447	91.5%	91.5%	—	25,000	Safeway	$12.50
Sequoia Station			CA	San Francisco	1996	103,148	103,148	100.0%	100.0%	62,050	62,050	(Safeway)	$33.01
Shops of Santa Barbara			CA	Santa Barbara	2004	51,568	51,568	97.3%	97.3%	—	—	—	$24.35
Shops of Santa Barbara Phase II			CA	Santa Barbara	IP Dev	69,354	69,354	93.7%	93.7%	—	40,000	Whole Foods	NA
Silverado Plaza	JV-M2	24.95%	CA	San Francisco	1974	84,916	21,187	99.5%	99.5%	—	31,833	Nob Hill	$12.49
Snell & Branham Plaza	JV-M2	24.95%	CA	San Jose	1988	99,349	24,788	100.0%	100.0%	—	52,550	Safeway	$15.50
Soquel Canyon Crossings			CA	Riverside- San Bernardino	IP Dev	38,926	38,926	90.0%	90.0%	—	—	—	NA
Stanford Ranch Village	JV-M2	24.95%	CA	Sacramento	1991	89,875	22,424	89.3%	89.3%	—	45,540	Bel Air Market	$17.23
Strawflower Village			CA	San Francisco	1985	78,827	78,827	100.0%	100.0%	—	33,753	Safeway	$18.82
Tassajara Crossing			CA	Oakland	1990	146,188	146,188	100.0%	100.0%	—	56,496	Safeway	$19.74
Twin Oaks Shopping Center	JV-M2	24.95%	CA	Los Angeles	1978	98,399	24,551	100.0%	100.0%	—	40,775	Ralph’s	$13.72
Twin Peaks			CA	San Diego	1988	198,139	198,139	100.0%	100.0%	—	44,686	Albertson’s, Target	$16.74
Valencia Crossroads			CA	Los Angeles	2003	167,857	167,857	100.0%	100.0%	—	35,000	Whole Foods, Kohl’s	$29.49
Ventura Village			CA	Ventura	1984	76,070	76,070	97.9%	97.9%	—	42,500	Von’s Food & Drug	$16.21
Vine at Castaic			CA	Los Angeles	IP Dev	30,268	30,268	44.5%	44.5%	—	—	—	NA
Vista Village Phase I			CA	San Diego	2003	129,009	129,009	100.0%	100.0%	165,000	25,000	Sprout’s Markets, Krikorian Theaters, (Lowe’s)	$21.88
Vista Village Phase II			CA	San Diego	2003	55,000	55,000	100.0%	100.0%	—	—	—	NA
Vista Village IV			CA	San Diego	IP Dev	11,000	11,000	54.5%	54.5%	—	—	—	NA
West Park Plaza			CA	San Jose	1996	88,103	88,103	98.3%	98.3%	—	24,712	Safeway	$14.58
Westlake Village Plaza and Center			CA	Ventura	1975	190,519	190,519	100.0%	100.0%	—	41,300	Von’s Food & Drug	$22.41
Westridge			CA	Los Angeles	2003	94,410	94,410	100.0%	100.0%	—	50,782	Albertson’s	$25.21
Woodman Van Nuys			CA	Los Angeles	1992	107,614	107,614	100.0%	100.0%	—	77,648	Gigante	$13.19
Woodside Central			CA	San Francisco	1993	80,591	80,591	100.0%	100.0%	113,000	—	(Target)	$20.40
Ygnacio Plaza	JV-M2	24.95%	CA	Oakland	1968	109,701	27,370	100.0%	100.0%	—	35,068	Albertson’s	$19.09

			CA			9,521,497	6,765,058	88.6%	86.1%	1,556,485	2,919,978

Cherry Park Market	JV-M	25%	OR	Portland	1997	113,518	28,380	93.2%	93.2%	—	55,164	Safeway	$13.60
Corvallis Market Center			OR	Corvallis	IP Dev	82,250	82,250	21.3%	21.3%	—	—	—	NA
Greenway Town Center	JV-M2	24.95%	OR	Portland	1979	93,101	23,229	100.0%	100.0%	—	37,500	Unified Western Grocers	$11.88
Hillsboro Market Center	JV-M	25%	OR	Portland	2000	148,051	37,013	96.9%	96.9%	—	57,370	Albertson’s	$13.72
Murrayhill Marketplace			OR	Portland	1988	149,215	149,215	99.8%	99.8%	—	41,132	Safeway	$14.13
Sherwood Crossroads			OR	Portland	1999	87,966	87,966	100.0%	100.0%	—	55,227	Safeway	$9.95
Sherwood Market Center			OR	Portland	1995	124,257	124,257	100.0%	100.0%	—	49,793	Albertson’s	$16.69
Sunnyside 205			OR	Portland	1988	52,710	52,710	100.0%	100.0%	—	—	—	$21.60
Tanasbourne Market			OR	Portland	IP Dev	71,000	71,000	88.0%	88.0%	—	56,500	Whole Foods	NA
Walker Center			OR	Portland	1987	89,610	89,610	100.0%	100.0%	—	—	Sportmart	$15.10

			OR			1,011,678	745,629	91.5%	89.7%	—	352,686

Portfolio Summary Report By Region

December 31, 2006

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Aurora Marketplace	JV-M2	24.95%	WA	Seattle	1991	106,921	26,677	100.0%	100.0%	—	48,893	Safeway	$15.10
Cascade Plaza	JV-C	20%	WA	Seattle	1999	211,072	42,214	97.9%	97.9%	—	49,440	Safeway	$10.98
Eastgate Plaza	JV-M2	24.95%	WA	Seattle	1956	78,230	19,518	100.0%	100.0%	—	28,775	Albertson’s	$20.20
Inglewood Plaza			WA	Seattle	1985	17,253	17,253	100.0%	100.0%	—	—	—	$27.14
James Center	JV-M	25%	WA	Tacoma	1999	140,240	35,060	95.7%	95.7%	—	68,273	Fred Myer	$15.87
Orchard Market Center			WA	Portland	2004	51,959	51,959	100.0%	100.0%	—	—	—	$11.58
Orchards Phase II			WA	Portland	IP Dev	120,058	120,058	61.2%	61.2%	—	—	Wallace Theaters	$13.88
Overlake Fashion Plaza	JV-M2	24.95%	WA	Seattle	1987	80,555	20,098	100.0%	100.0%	230,300	—	(Sears)	$20.50
Pine Lake Village			WA	Seattle	1989	102,953	102,953	100.0%	100.0%	—	40,982	Quality Foods	$16.87
Sammamish Highland			WA	Seattle	1992	101,289	101,289	92.6%	92.6%	55,000	55,000	(Safeway)	$21.36
Southcenter			WA	Seattle	1990	58,282	58,282	100.0%	100.0%	111,900	—	(Target)	$30.85
Thomas Lake			WA	Seattle	1998	103,872	103,872	100.0%	100.0%	—	50,065	Albertson’s	$14.36

			WA			1,172,684	699,234	94.5%	91.9%	397,200	341,428

Regional Totals						11,705,859	8,209,921	89.4%	87.0%	1,953,685	3,614,092

Southeast Region

Southgate Village Shopping Ctr	JV-M	25%	AL	Birmingham	1988	75,092	18,773	100.0%	100.0%	—	46,733	Publix	$11.13
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham	2003	118,466	59,233	70.8%	70.8%	—	44,271	Publix	$11.53

			AL			193,558	78,006	82.2%	77.9%	—	91,004

Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	102,342	25,586	100.0%	100.0%	—	48,555	Publix	$10.68
Aventura Shopping Center			FL	Miami	1974	102,876	102,876	89.5%	89.5%	—	35,908	Publix	$17.20
Beneva Village Shops			FL	Sarasota	1987	141,532	141,532	100.0%	100.0%	—	42,112	Publix	$11.73
Berkshire Commons			FL	Naples	1992	106,354	106,354	100.0%	100.0%	—	65,537	Publix	$12.41
Bloomingdale			FL	Tampa	1987	267,736	267,736	100.0%	100.0%	—	39,795	Publix, Wal-Mart, Bealls	$8.59
Boynton Lakes Plaza			FL	West Palm Beach	1993	124,924	124,924	99.4%	99.4%	—	56,000	Winn-Dixie	$11.96
Canopy Oak Center	JV-O	50%	FL	Daytona Beach	IP Dev	90,043	45,022	60.3%	60.3%	—	54,340	Publix	NA
Carriage Gate			FL	Tallahassee	1978	76,783	76,783	100.0%	100.0%	—	—	—	$12.18
Chasewood Plaza			FL	West Palm Beach	1986	155,603	155,603	99.4%	99.4%	—	54,420	Publix	$16.22
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%	62,771	62,771	(Publix), Target	NA
East Port Plaza			FL	Fort Pierce	1991	235,842	235,842	61.8%	61.8%	—	42,112	Publix	$10.24
East San Marco - Condo	JV-O	50%	FL	Jacksonville	IP Dev	—	—	0.0%	#DIV/0!	—	—	—	NA
East San Marco - Retail	JV-O	50%	FL	Jacksonville	IP Dev	54,464	27,232	56.2%	56.2%	—	30,589	Publix	NA
East Towne Shopping Center			FL	Orlando	2003	69,841	69,841	100.0%	100.0%	—	44,840	Publix	$13.74
First Street Village			FL	Punta Gorda	IP Dev	91,860	91,860	42.7%	42.7%	—	39,393	Publix	NA
Five Points Plaza	JV-RC	25%	FL	Fort Lauderdale	2001	44,647	11,162	100.0%	100.0%	—	27,887	Publix	$12.35
Fleming Island			FL	Jacksonville	2000	136,662	136,662	97.7%	97.7%	129,807	47,955	Publix, (Target)	$12.50
Garden Square			FL	Miami	1991	90,258	90,258	100.0%	100.0%	—	42,112	Publix	$14.50
Grande Oak			FL	Ft Myers-Cape Coral	2000	78,784	78,784	98.2%	98.2%	—	54,379	Publix	$13.45
Hibernia Plaza			FL	Jacksonville	IP Dev	59,103	59,103	66.3%	66.3%	—	—	Publix	NA
Highland Square	JV-M	25%	FL	Jacksonville	1999	262,195	65,549	77.0%	77.0%	—	37,866	Publix	$10.50
John’s Creek Shopping Center			FL	Jacksonville	2004	89,921	89,921	96.9%	96.9%	—	44,840	Publix	$15.35
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%	—	51,420	Publix	$13.49
Kings Crossing Sun City	JV-M	25%	FL	Tampa	1999	75,020	18,755	98.4%	98.4%	—	51,420	Publix	$11.41
Lynnhaven	JV-M	25%	FL	Panama City	2001	63,871	15,968	93.4%	93.4%	—	44,271	Publix	$10.98
Marketplace St Pete			FL	Tampa	1983	90,296	90,296	97.0%	97.0%	—	36,464	Publix	$12.77
Martin Downs Village Center			FL	Fort Pierce	1985	121,946	121,946	95.8%	95.8%	—	—	—	$13.55
Martin Downs Village Shoppes			FL	Fort Pierce	1998	48,907	48,907	93.9%	93.9%	—	—	—	$16.75
Merchants Crossing	JV-M	25%	FL	Sarasota	1990	213,739	53,435	94.7%	94.7%	—	48,555	Publix	$9.39
Millhopper			FL	Gainesville	1974	84,065	84,065	100.0%	100.0%	—	37,244	Publix	$8.43
Newberry Square			FL	Gainesville	1986	180,524	180,524	95.8%	95.8%	—	39,795	Publix, K-Mart	$7.35
Oakleaf Plaza			FL	Jacksonville	IP Dev	73,719	73,719	61.9%	61.9%	—	45,600	Publix	NA
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	86,772	21,693	96.6%	96.6%	—	61,171	Publix	$11.54
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	100.0%	100.0%	—	51,832	Publix, Burlington Coat Factory, Hobby Lobby	$7.58
Palm Harbor Shopping Village	JV-M	25%	FL	Daytona Beach	1991	172,758	43,190	99.7%	99.7%	—	45,254	Publix	$11.83
Peachland Promenade	JV-M	25%	FL	Punta Gorda	1991	82,082	20,521	100.0%	100.0%	—	48,890	Publix	$10.36
Pebblebrook Plaza	JV-M	25%	FL	Naples	2000	76,767	19,192	100.0%	100.0%	—	61,166	Publix	$12.08
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	100.0%	100.0%	—	37,866	Publix	$12.85
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	100.0%	100.0%	—	44,840	Publix	$16.19
Regency Court			FL	Jacksonville	1992	218,649	218,649	97.1%	97.1%	—	—	Sports Authority	$9.08
Regency Square Brandon			FL	Tampa	1986	349,848	349,848	97.8%	97.8%	66,000	—	AMC Theater, Michaels, (Best Buy)	$13.51
Regency Village	JV-O	50%	FL	Orlando	2002	83,170	41,585	96.2%	96.2%	—	54,379	Publix	$14.88

Portfolio Summary Report By Region

December 31, 2006

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Shoppes @ 104	JV-M	25%	FL	Miami	1990	108,192	27,048	100.0%	100.0%	—	46,368	Winn- Dixie	$12.87
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	77,067	38,534	100.0%	100.0%	—	44,840	Publix	$17.18
Shoppes at Bartram Park—Phase II	JV-O	50%	FL	Jacksonville	IP Dev	28,345	14,173	92.0%	92.0%	—	—	—	NA
Shoppes at Bartram Park—Phase III	JV-O	50%	FL	Jacksonville	IP Dev	12,002	6,001	0.0%	0.0%	—	—	—	NA
Shops at John's Creek			FL	Jacksonville	IP Dev	15,490	15,490	89.5%	89.5%	—	—	—	$21.53
Shops of San Marco	JV-O	50%	FL	West Palm Beach	2002	96,408	48,204	97.1%	97.1%	—	44,271	Publix	$16.77
Starke			FL	Jacksonville	2000	12,739	12,739	100.0%	100.0%	—	—	—	$23.83
Town Center at Martin Downs			FL	Fort Pierce	1996	64,546	64,546	100.0%	100.0%	—	56,146	Publix	$12.12
Town Square			FL	Tampa	1999	44,380	44,380	100.0%	100.0%	—	—	—	$25.28
Village Center 6			FL	Tampa	1993	181,110	181,110	96.5%	96.5%	—	36,434	Publix	$11.70
Village Commons Shopping Center	JV-M2	24.95%	FL	West Palm Beach	1986	169,053	42,179	98.3%	98.3%	—	39,975	Publix	$16.16
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	62,821	15,705	94.2%	94.2%	—	44,271	Publix	$11.72
Welleby			FL	Fort Lauderdale	1982	109,949	109,949	95.7%	95.7%	—	46,779	Publix	$9.99
Wellington Town Square			FL	West Palm Beach	1982	107,325	107,325	98.8%	98.8%	—	44,840	Publix	$17.82
Willa Springs Shopping Center			FL	Orlando	2000	89,930	89,930	98.9%	98.9%	—	44,271	Publix	$14.14

			FL			6,175,929	4,687,247	93.1%	93.2%	258,578	2,079,773

Ashford Place			GA	Atlanta	1993	53,450	53,450	100.0%	100.0%	—	—	—	$19.81
Bethesda Walk	JV-M	25%	GA	Atlanta	2003	68,271	17,068	90.6%	90.6%	—	44,271	Publix	$12.22
Briarcliff La Vista			GA	Atlanta	1962	39,203	39,203	100.0%	100.0%	—	—	—	$13.15
Briarcliff Village			GA	Atlanta	1990	187,156	187,156	89.6%	89.6%	—	43,454	Publix	$14.27
Brookwood Village	JV-M	25%	GA	Atlanta	2000	28,774	7,194	75.9%	75.9%	—	—	—	$23.85
Buckhead Court			GA	Atlanta	1984	58,130	58,130	81.6%	81.6%	—	—	—	$15.67
Buckhead Crossing	JV-M	25%	GA	Atlanta	1989	221,874	55,469	97.8%	97.8%	—	—	—	$16.15
Cambridge Square Shopping Ctr			GA	Atlanta	1979	71,474	71,474	97.0%	97.0%	—	40,852	Kroger	$11.34
Chapel Hill			GA	Atlanta	IP Dev	55,400	55,400	6.0%	6.0%	88,713	—	(Kohl's)	NA
Cobb Center	JV-M	25%	GA	Atlanta	1996	69,547	17,387	97.8%	97.8%	191,006	56,146	Publix, (Rich's Department Store)	$9.41
Coweta Crossing	JV-M	25%	GA	Atlanta	1994	68,489	17,122	100.0%	100.0%	—	56,077	Publix	$9.81
Cromwell Square			GA	Atlanta	1990	70,283	70,283	91.5%	91.5%	—	—	—	$9.83
Delk Spectrum			GA	Atlanta	1991	100,539	100,539	93.4%	93.4%	—	45,044	Publix	$16.19
Dunwoody Hall			GA	Atlanta	1986	89,351	89,351	100.0%	100.0%	—	44,271	Publix	$13.96
Dunwoody Village			GA	Atlanta	1975	120,598	120,598	93.7%	93.7%	—	18,400	Fresh Market	$16.91
Howell Mill Village	JV-M	25%	GA	Atlanta	1984	97,990	24,498	96.0%	96.0%	—	31,000	Publix	$15.03
Lindbergh Crossing	JV-M	25%	GA	Atlanta	1998	27,059	6,765	100.0%	100.0%	—	—	—	$22.32
Loehmanns Plaza Georgia			GA	Atlanta	1986	137,601	137,601	83.8%	83.8%	—	—	—	$16.54
Northlake Promenade	JV-M	25%	GA	Atlanta	1986	25,394	6,349	81.1%	81.1%	—	—	—	$17.95
Orchard Square	JV-M	25%	GA	Atlanta	1987	93,222	23,306	97.0%	97.0%	—	44,271	Publix	$10.80
Paces Ferry Plaza			GA	Atlanta	1987	61,696	61,696	93.5%	93.5%	—	—	—	$28.32
Peachtree Parkway Plaza	JV-M	25%	GA	Atlanta	2001	95,509	23,877	92.4%	92.4%	—	—	—	$12.06
Powers Ferry Kroger	JV-M	25%	GA	Atlanta	1983	45,528	11,382	100.0%	100.0%	—	45,528	Kroger	$6.60
Powers Ferry Square			GA	Atlanta	1987	95,704	95,704	99.3%	99.3%	—	—	—	$20.22
Powers Ferry Village			GA	Atlanta	1994	78,996	78,996	99.9%	99.9%	—	47,955	Publix	$8.18
Rivermont Station			GA	Atlanta	1996	90,267	90,267	95.9%	95.9%	—	58,261	Kroger	$17.39
Rose Creek	JV-M	25%	GA	Atlanta	1993	69,790	17,448	93.0%	93.0%	—	56,077	Publix	$9.72
Roswell Crossing	JV-M	25%	GA	Atlanta	1999	201,979	50,495	95.9%	95.9%	—	11,606	Trader Joe's, Pike Nursery	$13.73
Russell Ridge			GA	Atlanta	1995	98,559	98,559	90.4%	90.4%	—	63,296	Kroger	$11.33
Thomas Crossroads	JV-M	25%	GA	Atlanta	1995	84,928	21,232	96.3%	96.3%	—	54,498	Kroger	$10.71
Trowbridge Crossing	JV-M	25%	GA	Atlanta	1998	62,558	15,640	100.0%	100.0%	—	37,888	Publix	$10.44
Woodstock Crossing	JV-M	25%	GA	Atlanta	1994	66,122	16,531	96.2%	96.2%	—	54,322	Kroger	$9.26

			GA			2,735,441	1,740,166	92.6%	90.8%	279,719	853,217

Bent Tree Plaza	JV-M	25%	NC	Raleigh	1994	79,503	19,876	98.5%	98.5%	—	54,153	Kroger	$11.89
Cameron Village	JV-CCV	30%	NC	Raleigh	1949	635,918	190,775	88.4%	88.4%	—	79,830	Harris Teeter, Fresh Market	$14.42
Carmel Commons			NC	Charlotte	1979	132,651	132,651	96.0%	96.0%	—	14,300	Fresh Market	$14.78
Fuquay Crossing	JV-RC	25%	NC	Raleigh	2002	124,774	31,194	97.1%	97.1%	—	46,478	Kroger	$9.66
Garner			NC	Raleigh	1998	221,776	221,776	98.3%	98.3%	273,000	57,590	Kroger, (Home Depot), (Target)	$12.27
Glenwood Village			NC	Raleigh	1983	42,864	42,864	90.5%	90.5%	—	27,764	Harris Teeter	$12.26
Greystone Village	JV-M	25%	NC	Raleigh	1986	85,665	21,416	96.2%	96.2%	—	35,700	Food Lion	$12.84
Jetton Village	JV-RC	25%	NC	Charlotte	1998	70,097	17,524	88.5%	88.5%	—	46,760	Harris Teeter	$14.51
Kernersville Plaza			NC	Greensboro	1997	72,590	72,590	96.7%	96.7%	—	57,590	Harris Teeter	$10.16
Lake Pine Plaza			NC	Raleigh	1997	87,691	87,691	96.8%	96.8%	—	57,590	Kroger	$11.21
Maynard Crossing			NC	Raleigh	1997	122,782	122,782	100.0%	100.0%	—	55,973	Kroger	$14.79
Middle Creek Commons			NC	Raleigh	IP Dev	74,098	74,098	66.8%	66.8%	—	49,495	Lowes Foods	NA

Portfolio Summary Report By Region

December 31, 2006

						JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Shoppes of Kildaire	JV-M2	24.95%	NC	Raleigh	1986	148,204	36,977	85.2%	85.2%	—	18,613	Trader Joe’s	$14.25
Southpoint Crossing			NC	Raleigh	1998	103,128	103,128	98.6%	98.6%	—	59,160	Kroger	$15.56
Sutton Square	JV-C2	20%	NC	Raleigh	1985	101,846	20,369	89.2%	89.2%	—	34,000	Harris Teeter	$13.69
Woodcroft Shopping Center			NC	Raleigh	1984	89,833	89,833	100.0%	100.0%	—	40,832	Food Lion	$11.76

			NC			2,193,420	1,285,544	92.4%	93.9%	273,000	735,828

Fairview Market	JV-M	25%	SC	Greenville	1998	53,888	13,472	97.4%	97.4%	—	37,888	Publix	$10.34
Merchants Village	JV-M	25%	SC	Charleston	1997	79,724	19,931	100.0%	100.0%	—	37,888	Publix	$12.37
Murray Landing	JV-M3	25%	SC	Columbia	2003	64,359	16,090	93.4%	93.4%	—	44,840	Publix	$11.79
North Pointe	JV-M	25%	SC	Columbia	1996	64,257	16,064	100.0%	100.0%	—	47,955	Publix	$9.10
Orangeburg			SC	Charleston	IP Dev	14,820	14,820	100.0%	100.0%	—	—	—	NA
Pelham Commons			SC	Greenville	2003	76,541	76,541	93.7%	93.7%	—	44,271	Publix	$12.86
Poplar Springs	JV-M	25%	SC	Greenville	1995	64,038	16,010	98.2%	98.2%	—	47,955	Publix	$9.80
Queensborough	JV-O	50%	SC	Charleston	1993	82,333	41,167	100.0%	100.0%	—	65,796	Publix	$9.78
Rosewood Shopping Center	JV-M	25%	SC	Columbia	2001	36,887	9,222	94.3%	94.3%	—	27,887	Publix	$14.39

			SC			536,847	223,316	97.5%	96.9%	—	354,480

Dickson TN			TN	Nashville	1998	10,908	10,908	100.0%	100.0%	—	—	—	$20.35
Harding Place			TN	Nashville	2004	4,849	4,849	62.3%	62.3%	177,000	—	(Wal-Mart)	$18.36
Harpeth Village Fieldstone			TN	Nashville	1998	70,091	70,091	100.0%	100.0%	—	55,377	Publix	$12.76
Lebanon Center			TN	Nashville	IP Dev	63,802	63,802	71.5%	71.5%	—	45,600	Publix	NA
Nashboro			TN	Nashville	1998	86,811	86,811	100.0%	100.0%	—	61,224	Kroger	$10.22
Northlake Village I & II			TN	Nashville	1988	141,685	141,685	94.7%	94.7%	—	64,537	Kroger	$11.04
Peartree Village			TN	Nashville	1997	109,904	109,904	100.0%	100.0%	—	60,647	Harris Teeter	$16.91

			TN			488,050	488,050	94.4%	94.4%	177,000	287,385

Regional Totals						12,323,245	8,502,329	92.9%	92.8%	988,297	4,401,687

Southwest Region

Anthem Marketplace			AZ	Phoenix	2000	113,292	113,292	98.8%	98.8%	—	55,256	Safeway	$16.10
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix	1999	107,647	21,529	100.0%	100.0%	—	55,403	Safeway	$14.40
Pima Crossing			AZ	Phoenix	1996	239,438	239,438	100.0%	100.0%	—	—	Chez Antiques	$15.35
Shops at Arizona			AZ	Phoenix	2000	35,710	35,710	94.1%	94.1%	—	—	—	$19.22

			AZ			496,087	409,969	99.3%	99.1%	—	110,659

Applewood Shopping Center	JV-M2	24.95%	CO	Denver	1956	375,622	93,718	93.4%	93.4%	—	71,074	King Soopers, Wal-Mart	$9.00
Arapahoe Village	JV-M2	24.95%	CO	Boulder	1957	159,237	39,730	89.4%	89.4%	—	43,500	Safeway	$16.07
Belleview Square			CO	Denver	1978	117,085	117,085	100.0%	100.0%	—	65,104	King Soopers	$13.98
Boulevard Center			CO	Denver	1986	88,512	88,512	96.3%	96.3%	52,700	52,700	(Safeway)	$23.68
Buckley Square			CO	Denver	1978	116,146	116,146	96.1%	96.1%	—	62,400	King Soopers	$8.41
Centerplace of Greeley	JV-M	25%	CO	Greeley	2003	148,575	37,144	96.7%	96.7%	125,000	58,374	Safeway, (Target)	$13.86
Cherrywood Square	JV-M2	24.95%	CO	Denver	1978	86,161	21,497	95.8%	95.8%	—	51,640	King Soopers	$10.51
Cheyenne Meadows	JV-M	25%	CO	Colorado Springs	1998	89,893	22,473	100.0%	100.0%	—	69,913	King Soopers	$10.89
Crossroads Commons	JV-C	20%	CO	Boulder	1986	144,288	28,858	91.3%	91.3%	—	39,247	Whole Foods	$15.23
Falcon Marketplace			CO	Colorado Springs	IP Dev	22,920	22,920	12.2%	12.2%	184,305	50,000	(Wal-Mart)	NA
Fort Collins Center			CO	Fort Collins-Loveland	2005	99,359	99,359	0.0%	0.0%	—	—	JC Penney	$7.75
Hilltop Village	JV-M3	25%	CO	Denver	2003	100,028	25,007	97.3%	97.3%	—	66,000	King Soopers	$22.38
Leetsdale Marketplace			CO	Denver	1993	119,916	119,916	87.8%	87.8%	—	62,600	Safeway	$12.65
Littleton Square			CO	Denver	1997	94,257	94,257	97.9%	97.9%	—	49,751	King Soopers	$12.06
Lloyd King Center			CO	Denver	1998	83,326	83,326	100.0%	100.0%	—	61,040	King Soopers	$11.60
Loveland Shopping Center			CO	Fort Collins-Loveland	IP Dev	93,142	93,142	44.7%	44.7%	—	—	Murdoch’s Ranch	$11.00
Marketplace at Briargate			CO	Colorado Springs	IP Dev	29,075	29,075	13.3%	13.3%	—	66,000	King Soopers	NA
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%	—	69,913	King Soopers	$10.37
Ralston Square Shopping Center	JV-M2	24.95%	CO	Denver	1977	82,750	20,646	100.0%	100.0%	—	55,311	King Soopers	$9.47
Stroh Ranch			CO	Denver	1998	93,436	93,436	100.0%	100.0%	—	69,719	King Soopers	$12.20
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	95.0%	95.0%	—	69,716	King Soopers	$14.21

			CO			2,345,224	1,447,742	91.8%	90.1%	362,005	1,134,002

Anthem Highland Shopping Center			NV	Las Vegas	IP Dev	119,313	119,313	87.4%	87.4%	—	53,963	Albertson’s	NA

			NV			119,313	119,313	87.4%	87.4%	—	53,963

Alden Bridge			TX	Houston	1998	138,953	138,953	96.8%	96.8%	—	67,768	Kroger	$16.58
Atascocita Center			TX	Houston	2003	97,240	97,240	83.5%	83.5%	—	65,740	Kroger	$9.35
Bethany Park Place			TX	Dallas	1998	74,066	74,066	98.1%	98.1%	—	58,374	Kroger	$12.13
Cochran’s Crossing			TX	Houston	1994	138,192	138,192	97.4%	97.4%	—	63,449	Kroger	$15.81
Cooper Street			TX	Fort Worth	1992	133,196	133,196	87.5%	87.5%	102,950	—	(Home Depot)	$13.98

Portfolio Summary Report By Region

December 31, 2006

						JV’s at 100%	REG’s pro- rata share	JV’s at 100%	REG’s pro- rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	GLA	GLA	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
First Colony Marketplace	JV-M2	24.95%	TX	Houston	1993	111,675	27,863	97.3%	97.3%	—	68,150	Randall’s Food	$9.90
Fort Bend Center			TX	Houston	2000	30,164	30,164	79.0%	79.0%	67,106	67,106	(Kroger)	$16.25
Hancock			TX	Austin	1998	410,438	410,438	97.9%	97.9%	—	90,217	H.E.B., Sears	$12.37
Hickory Creek Plaza			TX	Dallas	IP Dev	27,786	27,786	0.0%	0.0%	81,624	81,264	(Kroger)	NA
Hillcrest Village			TX	Dallas	1991	14,530	14,530	79.6%	79.6%	—	—	—	$35.34
Highland Village			TX	Dallas	IP Dev	355,906	355,906	52.8%	52.8%	—	—	AMC Theater, Barnes & Noble	NA
Indian Springs Center	JV-O	50%	TX	Houston	2003	136,625	68,313	100.0%	100.0%	—	79,000	H.E.B.	$18.11
Keller Town Center			TX	Fort Worth	1999	114,937	114,937	96.3%	96.3%	—	63,631	Tom Thumb	$13.77
Kleinwood Center	JV-M3	25%	TX	Houston	2003	155,463	38,866	89.9%	89.9%	—	78,348	H.E.B.	$16.59
Kleinwood Center II			TX	Houston	2005	45,001	45,001	100.0%	100.0%	—	—	LA Fitness	$16.50
Lebanon/Legacy Center			TX	Dallas	2002	56,674	56,674	100.0%	100.0%	62,804	62,804	(Albertson’s)	$21.54
Main Street Center	JV-M2	24.95%	TX	Dallas	2002	42,754	10,667	87.4%	87.4%	62,322	62,322	(Albertson’s)	$20.39
Market at Preston Forest			TX	Dallas	1990	91,624	91,624	96.9%	96.9%	—	51,818	Tom Thumb	$15.55
Market at Round Rock			TX	Austin	1987	123,046	123,046	93.2%	93.2%	—	63,800	Albertson’s	$11.39
Memorial Collection Shopping Center	JV-M2	24.95%	TX	Houston	1974	103,330	25,781	100.0%	100.0%	—	53,993	Randall’s Food	$14.51
Mockingbird Common			TX	Dallas	1987	120,321	120,321	94.3%	94.3%	—	48,525	Tom Thumb	$13.89
North Hills			TX	Austin	1995	144,019	144,019	96.9%	96.9%	—	60,465	H.E.B.	$18.42
Panther Creek			TX	Houston	1994	165,560	165,560	100.0%	100.0%	—	65,800	Randall’s Food	$15.25
Preston Park			TX	Dallas	1985	273,396	273,396	78.1%	78.1%	—	52,688	Tom Thumb	$24.24
Prestonbrook			TX	Dallas	1998	91,537	91,537	95.4%	95.4%	—	63,373	Kroger	$13.15
Prestonwood Park			TX	Dallas	1999	101,167	101,167	65.3%	65.3%	62,322	62,322	(Albertson’s)	$21.91
Rockwall Town Center			TX	Dallas	IP Dev	46,409	46,409	63.2%	63.2%	57,017	57,017	(Kroger)	$22.48
Shiloh Springs			TX	Dallas	1998	110,040	110,040	96.1%	96.1%	—	60,932	Kroger	$14.85
Signature Plaza			TX	Dallas	2004	32,415	32,415	79.4%	79.4%	61,962	61,962	(Kroger)	$24.20
South Shore			TX	Houston	IP Dev	27,922	27,922	34.0%	34.0%	81,470	81,470	(Kroger)	$23.69
Spring West Center			TX	Houston	IP Dev	144,060	144,060	79.7%	79.7%	—	109,121	H.E.B.	$10.97
Sterling Ridge			TX	Houston	2000	128,643	128,643	100.0%	100.0%	—	63,373	Kroger	$17.28
Sweetwater Plaza	JV-C	20%	TX	Houston	2000	134,045	26,809	100.0%	100.0%	—	65,241	Kroger	$15.78
Trophy Club			TX	Fort Worth	1999	106,507	106,507	83.4%	83.4%	—	63,654	Tom Thumb	$12.78
Valley Ranch Centre			TX	Dallas	1997	117,187	117,187	89.0%	89.0%	—	55,750	Tom Thumb	$12.87
Weslayan Plaza East	JV-M2	24.95%	TX	Houston	1969	169,693	42,338	100.0%	100.0%	—	—	—	$12.63
Weslayan Plaza West	JV-M2	24.95%	TX	Houston	1969	185,732	46,340	97.3%	97.3%	—	51,960	Randall’s Food	$14.17
West Village			TX	Houston	IP Dev	168,182	168,182	13.1%	13.1%	126,874	—	(Target)	NA
Woodway Collection	JV-M2	24.95%	TX	Houston	1974	111,005	27,696	98.8%	98.8%	—	56,596	Randall’s Food	$15.33

			TX			4,779,440	3,943,790	86.1%	83.7%	766,451	2,158,033

Regional Totals						7,740,064	5,920,815	88.7%	86.4%	1,128,456	3,456,657

Regency Centers Total						47,187,462	30,378,539	91.0%	88.7%	6,314,139	16,962,454

(1)	Major Tenants are the grocer anchor and any tenant over 40,000 sq. ft. Tenants in parenthesis own their own GLA.
(2)	Average Base Rent/Sq. Ft. does not include ground leases.

JV-C:	Joint Venture with Oregon
JV-C2:	Joint Venture with Oregon
JV-CCV:	Joint Venture with Oregon
JV-RC:	Joint Venture with CalSTRS
JV-M:	Joint Venture with Macquarie
JV-MD:	Joint Venture with Macquarie
JV-M2:	Joint Venture with Macquarie
JV-M3:	Joint Venture with Macquarie
JV-RRP:	Regency Retail Partners (open end fund)
JV-O:	Other, single property joint venture

Significant Tenant Rents - Wholly-Owned and Regency’s Pro-Rata Share of Joint Ventures

December 31, 2006

Tenant	Tenant GLA(1)	% of Company- Owned GLA(1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	2,825,054	9.46%	$26,677,947	6.42%	61	19
Publix	1,879,573	6.29%	17,136,135	4.12%	64	35
Safeway	1,739,928	5.82%	16,132,896	3.88%	59	34
Supervalu	1,073,407	3.59%	12,132,690	2.92%	34	19
Blockbuster Video	325,679	1.09%	6,927,385	1.67%	86	20
CVS	284,405	0.95%	4,419,208	1.06%	43	37
Walgreens	229,889	0.77%	4,087,458	0.98%	23	8
TJX Companies	369,164	1.24%	3,686,315	0.89%	23	23
H.E.B.	319,534	1.07%	3,672,613	0.88%	5	2
Harris Teeter	296,407	0.99%	3,663,500	0.88%	8	3
Sears Holdings	439,422	1.47%	3,240,761	0.78%	17	11
Washington Mutual	106,099	0.36%	3,197,978	0.77%	42	15
Ahold	202,374	0.68%	3,030,936	0.73%	11	9
Starbucks	95,873	0.32%	2,948,145	0.71%	87	36
Hallmark	160,009	0.54%	2,665,788	0.64%	60	31
Bank of America	65,702	0.22%	2,639,990	0.63%	32	15
Long's Drugs	211,818	0.71%	2,516,809	0.61%	15	7
Subway	90,333	0.30%	2,419,034	0.58%	111	57
Movie Gallery	110,211	0.37%	2,331,583	0.56%	35	21
Stater Bros.	154,211	0.52%	2,323,129	0.56%	5	2
Petco	137,488	0.46%	2,322,006	0.56%	17	9
The UPS Store	97,359	0.33%	2,293,231	0.55%	109	53

Fuel Pad base rent (below) is included in the respective grocer's annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$137,551
Kroger Total	53,900
Supervalu Total	10,625

		# of Tenant- Owned Stores	Stores including Tenant- Owned
GLA owned and occupied by the anchor not included above:
Kroger	358,757	6	67
Safeway	314,000	6	65
Sears Holdings	57,435	1	18
Publix	62,771	1	65
Supervalu	9,710	1	35

	802,673

(1)	GLA includes only Regency's pro-rata share of GLA in unconsolidated joint ventures.
(2)	Annualized Base Rent includes only Regency's pro-rata share of rent from unconsolidated joint ventures.

Significant Tenant Rents - Wholly-Owned and 100% of Joint Ventures

December 31, 2006

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	# of Leased Stores	# of Leased Stores in JV
Kroger	3,631,168	7.79%	$32,702,752	5.00%	61	19
Safeway	3,248,048	6.96%	31,825,912	4.86%	59	34
Publix	3,007,962	6.45%	27,416,691	4.19%	64	35
Supervalu	1,842,973	3.95%	20,441,494	3.12%	34	19
Blockbuster Video	477,902	1.02%	10,175,518	1.56%	86	20
CVS	479,174	1.03%	7,809,895	1.19%	43	37
TJX Companies	635,227	1.36%	6,407,064	0.98%	23	23
Ahold	503,678	1.08%	5,765,172	0.88%	11	9
Walgreens	307,307	0.66%	5,324,705	0.81%	23	8
Ross Stores	406,887	0.87%	5,275,523	0.81%	14	12
H.E.B.	419,728	0.90%	5,047,613	0.77%	5	2
Harris Teeter	402,777	0.86%	4,721,655	0.72%	8	3
Sears Holdings	613,120	1.31%	4,666,347	0.71%	17	11
Washington Mutual	150,087	0.32%	4,406,173	0.67%	42	15
Starbucks	138,859	0.30%	4,337,303	0.66%	87	36
Movie Gallery	207,944	0.45%	4,280,901	0.65%	35	21
Hallmark	262,202	0.56%	4,209,616	0.64%	60	31
Petco	237,715	0.51%	4,200,620	0.64%	17	9
Bank of America	96,519	0.21%	4,192,316	0.64%	32	15
Long's Drugs	331,830	0.71%	3,970,931	0.61%	15	7
Subway	150,125	0.32%	3,844,752	0.59%	111	57
Rite Aid	313,382	0.67%	3,709,701	0.57%	21	16
The UPS Store	154,529	0.33%	3,595,898	0.55%	109	53
Stater Bros.	219,195	0.47%	3,369,072	0.51%	5	2

Fuel Pad base rent (below) is included in the respective grocer's annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$390,004
Kroger Total	86,600
Supervalu Total	42,500

		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
GLA owned and occupied by the anchor not included above:
Kroger	406,789	6	67
Safeway	314,000	6	65
Sears Holdings	230,200	1	18
Publix	62,771	1	65
Supervalu	38,917	1	35

	1,052,677

(1)	GLA includes 100% of the GLA in unconsolidated joint ventures.
(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated joint ventures.

Tenant Lease Expirations

December 31, 2006

All Tenants

	Regency’s Pro-Rata Share					JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	485,733	2.0%	$9,146,621	2.4%	$18.83	843,931	2.1%	$14,675,538	2.4%
2007	1,924,969	7.8%	35,170,585	9.1%	$18.27	3,227,451	8.0%	58,122,711	9.4%
2008	2,441,464	9.9%	42,275,232	11.0%	$17.32	4,237,547	10.5%	68,521,946	11.1%
2009	2,680,219	10.9%	48,562,907	12.6%	$18.12	4,428,036	11.0%	77,512,804	12.5%
2010	2,402,453	9.7%	43,146,062	11.2%	$17.96	3,899,839	9.7%	66,943,350	10.8%
2011	2,801,981	11.4%	47,813,463	12.4%	$17.06	4,291,796	10.6%	74,847,262	12.1%
2012	1,697,300	6.9%	24,925,379	6.5%	$14.69	2,861,293	7.1%	43,654,286	7.0%
2013	767,748	3.1%	12,723,505	3.3%	$16.57	1,521,550	3.8%	22,648,452	3.7%
2014	750,504	3.0%	10,862,314	2.8%	$14.47	1,417,945	3.5%	19,539,857	3.2%
2015	724,034	2.9%	11,813,608	3.1%	$16.32	1,484,486	3.7%	23,067,170	3.7%
2016	814,819	3.3%	13,588,941	3.5%	$16.68	1,569,326	3.9%	23,907,202	3.9%

10 Year Total	17,491,226	70.9%	300,028,617	77.8%	$17.15	29,783,200	73.7%	493,440,577	79.6%
Thereafter	7,183,315	29.1%	85,819,536	22.2%	$11.95	10,614,974	26.3%	126,162,180	20.4%

	24,674,541	100.0%	$385,848,153	100.0%	$15.64	40,398,174	100.0%	$619,602,757	100.0%

Anchor Tenants

	Regency’s Pro-Rata Share					JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	93,664	0.7%	$969,489	0.8%	$10.35	176,200	0.8%	$1,447,570	0.7%
2007	379,988	2.9%	3,143,866	2.5%	$8.27	650,655	3.1%	5,531,424	2.7%
2008	616,351	4.7%	4,228,159	3.4%	$6.86	1,272,517	6.0%	9,070,705	4.4%
2009	720,694	5.6%	6,763,574	5.4%	$9.38	1,264,409	5.9%	12,247,741	6.0%
2010	758,060	5.8%	6,259,121	5.0%	$8.26	1,305,763	6.1%	10,313,369	5.0%
2011	1,108,560	8.5%	8,565,552	6.8%	$7.73	1,579,415	7.4%	13,172,032	6.4%
2012	955,012	7.4%	8,639,600	6.9%	$9.05	1,566,801	7.4%	14,964,888	7.3%
2013	343,807	2.6%	3,055,675	2.4%	$8.89	818,304	3.8%	7,041,973	3.4%
2014	433,255	3.3%	3,703,771	2.9%	$8.55	876,546	4.1%	7,655,445	3.7%
2015	446,468	3.4%	4,863,162	3.9%	$10.89	997,074	4.7%	10,573,804	5.1%
2016	490,142	3.8%	5,472,796	4.4%	$11.17	988,645	4.6%	10,266,186	5.0%

10 Year Total	6,346,003	48.9%	55,664,767	44.3%	$8.77	11,496,329	53.9%	102,285,138	49.8%
Thereafter	6,636,504	51.1%	70,021,971	55.7%	$10.55	9,819,587	46.1%	103,126,504	50.2%

	12,982,507	100.0%	$125,686,737	100.0%	$9.68	21,315,916	100.0%	$205,411,642	100.0%

Reflects in place leases as of December 31, 2006, assuming that no tenants exercise renewal options

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Tenant Lease Expirations

December 31, 2006

Inline Tenants

	Regency’s Pro-Rata Share					JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	392,068	3.4%	$8,177,132	3.1%	$20.86	667,731	3.5%	$13,227,967	3.2%
2007	1,544,981	13.2%	32,026,719	12.3%	$20.73	2,576,796	13.5%	52,591,288	12.7%
2008	1,825,113	15.6%	38,047,074	14.6%	$20.85	2,965,030	15.5%	59,451,241	14.4%
2009	1,959,525	16.8%	41,799,332	16.1%	$21.33	3,163,627	16.6%	65,265,062	15.8%
2010	1,644,393	14.1%	36,886,941	14.2%	$22.43	2,594,076	13.6%	56,629,981	13.7%
2011	1,693,421	14.5%	39,247,911	15.1%	$23.18	2,712,381	14.2%	61,675,231	14.9%
2012	742,289	6.3%	16,285,779	6.3%	$21.94	1,294,492	6.8%	28,689,398	6.9%
2013	423,941	3.6%	9,667,830	3.7%	$22.80	703,246	3.7%	15,606,479	3.8%
2014	317,249	2.7%	7,158,543	2.8%	$22.56	541,399	2.8%	11,884,411	2.9%
2015	277,566	2.4%	6,950,447	2.7%	$25.04	487,412	2.6%	12,493,366	3.0%
2016	324,677	2.8%	8,116,145	3.1%	$25.00	580,681	3.0%	13,641,016	3.3%

10 Year Total	11,145,223	95.3%	244,363,850	93.9%	$21.93	18,286,871	95.8%	391,155,439	94.4%

Thereafter	546,811	4.7%	15,797,566	6.1%	$28.89	795,387	4.2%	23,035,676	5.6%

	11,692,034	100.0%	$260,161,416	100.0%	$22.25	19,082,258	100.0%	$414,191,115	100.0%

Reflects in place leases as of December 31, 2006, assuming that no tenants exercise renewal options

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

December 31, 2006

	Annual				Quarterly
($000s except per share numbers)	2005A	2006A		2007E	1Q06A	2Q06A		3Q06A	4Q06A	1Q07E
FFO / Share (for actuals please see related press release)				$4.14 - $4.20						$1.05 - $1.10

Operating Portfolio — Wholly-owned and Regency's pro-rata share of joint ventures
Occupancy at period end	95.2%		95.2%	95.2%	95.1%		95.4%	95.2%	95.2%
Same store growth	3.1%		3.8%	2.75% - 3.25%	3.8%		3.1%	4.0%	4.4%
Rental rate growth	10.6%		12.6%	8% - 10%	10.6%		16.2%	13.6%	10.5%

Percentage Rent — Consolidated Only	$4,582		$4,525	$4,000 -$4,500	$450		$535	$1,003	$2,536
Recovery Rate — Consolidated Only	79.6%		80%	78% - 80%	80.7%		78.0%	80.2%	80.0%

Investment Activity
Acquisitions - consolidated	$0		$63,100	$0	$0		$63,100	$0	$0
Cap rate			6.2%				6.2%		0.0%

Acquisitions -unconsolidated (gross $)	$2,791,205		$304,319	$150,000-$250,000	$25,950		$0	$194,438	$83,931
Cap rate	6.2%		6.7%	6.0%-6.5%	6.4%			7.0%	6.4%
REG % ownership	35%		24%	20%-25%	25%			23%	27%

Dispositions - op. properties (REG Pro-Rata)	$138,300		$456,270	$100,000-$150,000	$353,008		$1,921	$29,984	$71,357
Cap rate (average)	7.5%		6.5%	7.0%-7.5%	6.4%		10.2%	6.8%	6.6%

Development starts	$385,250		$503,319	$450,000-$550,000	$0		$51,447	$207,779	$244,093
Development stabilizations - net costs	$295,441		$167,668	$300,000 - $350,000	$0		$31,639	$14,170	$121,859
NOI yield on stabilizations (net dev costs)	11.1%		10.1%	9.0% - 9.25%			9.9%	9.6%	10.0%
Development stabilizations - total costs after outparcel allocation	$342,378		$175,759	$320,000 - $370,000	$0		$31,714	$15,222	$128,823
NOI yield on costs after outparcel allocation	9.8%		9.5%	8.5% - 8.75%			9.8%	9.0%	9.6%
Transaction profits net of taxes	$37,629		$52,643	$55,000-$60,000	$4,170		$12,013	$14,109	$22,350
Minority share of transaction profits	$0	-$	4,669	$0	$0	-$	4,669	$0	$0
Third party fees and commissions	$28,019		$31,805	$32,000-$34,000	$7,260		$12,141	$5,327	$7,077

Financing Assumptions
Debt / total assets before depreciation including pro-rata share of JVs	48.9%		45.8%	< 50%
Unsecured/secured debt offerings	$350,000		$0
— interest rate	5.25%		0.00%
— interest rate after hedge settlement	5.48%		0.00%

Net Asset Valuation Guidance					1Q06		2Q06	3Q06	4Q06
Expansion land and outparcels available
— estimated market value					$58,464		$39,532	$46,025	$46,738
NOI from CIP properties					$898		$1,302	$1,481	$2,238
NOI from leases signed but not yet rent-paying in stabilized developments					$154		$540	$192	$2,012
Straight-line rent receivable					$26,403		$27,110	$27,613	$27,935

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO Guidance to Net Income

December 31, 2006

All numbers are per share except weighted average shares

Funds From Operations Guidance:	Three Months Ended March 31, 2007		Full Year 2007
Net income for common stockholders	$0.61	0.66	$2.68	2.74
Add (less)
Depreciation expense and amortization	0.45	0.45	1.81	1.81
Loss (gain) on sale of operating properties	—	—	(0.35)	(0.35)

Funds From Operations	$1.05	1.10	$4.14	4.20

Weighted average shares (000’s)	70,492		70,557

Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company’s taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.